UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
MARCH 31, 2019

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACVVX	-3.04%	1.17%	1.80%	10/31/11
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.09%	0.71%	0.49%	—
I Class	ACVKX	-2.90%	1.35%	2.00%	10/31/11
A Class	ACVQX				10/31/11
No sales charge		-3.29%	0.92%	1.55%
With sales charge		-8.89%	-0.27%	0.74%
C Class	ACVHX	-4.00%	0.15%	0.78%	10/31/11
R Class	ACVWX	-3.45%	0.66%	1.30%	10/31/11
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $11,413

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,372

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
3.84%	3.64%	4.09%	4.84%	4.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, Brian Woglom and Dan Gruemmer

Effective April 2019, portfolio manager Dan Gruemmer will leave the fund's management team, and Phil Sundell will join the team.

Performance Summary

AC Alternatives Market Neutral Value declined -3.04%* for the fiscal year ended March 31, 2019, compared with the 2.09% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The fund's return reflects operating expenses, while the index's return does not.

The foundation of the strategy is to pair long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. Over the past 12-month period, however, our portfolio produced negative returns as investors’ preference for growth and momentum pressured many of our pairs.

Key Detractors

Among the top detractors from performance was a pair consisting of a long position in L Brands and a short position in Lululemon Athletica. Lululemon’s stock rose significantly, causing our short position to detract from performance, as the company reported strong financial results. The long position in L Brands also negatively impacted returns; the stock declined due to weak sales results for the company’s Victoria’s Secret stores.

Our Cheesecake Factory (long position) and Chipotle Mexican Grill (short position) pair also weighed on returns. Chipotle’s stock rose significantly after the company reported strong quarterly earnings and on optimism that the company can continue its turnaround. As of March 31, 2019, we continued to hold this pair because our metrics showed a wide valuation spread between the two companies.

Another top detractor was a pair of industrial distributor stocks consisting of a long position in MSC Industrial Direct and a short position in Fastenal Company. MSC Industrial’s stock declined on concerns regarding European Union retaliatory tariff announcements and disappointing organic growth results. Fastenal’s stock rose, causing our short position to weigh on returns, as the company delivered strong sales growth. Additionally, better management of Fastenal’s internal freight network and a reduction in sales force hiring led to profit margins that exceeded expectations.

Key Contributors

Among the top contributors to performance was a pair consisting of a long position in the Consumer Discretionary Select Sector SPDR Fund and a short position in Avis Budget Group. Our short position in Avis positively affected the portfolio’s performance. The stock declined as investors failed to see anticipated pricing improvements and on concerns that fleet costs could rise. We significantly reduced our weight in this pair as the valuation disparity between the stocks compressed.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

A long position in Southwest Airlines, paired with a short position in American Airlines, also buoyed returns. The stock of American Airlines declined over the reporting period as rising fuel prices pressured the company’s profitability. Our short position was, therefore, beneficial to the portfolio’s return. We eliminated this pair from the portfolio because the valuation discrepancy between the two stocks was no longer compelling. However, as of period-end, Southwest Airlines remained a long position within other pairs.

Our Consumer Discretionary Select Sector SPDR Fund (long) and MGM Resorts International (short) pair was another key contributor. The driver behind this pair’s strong performance was the short position in MGM Resorts. The company’s stock declined after recent quarterly results and guidance failed to meet lofty expectations.

Portfolio Positioning

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in a low interest rate environment, diversification resulting from not being correlated to equity markets, low volatility exposure, and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for securities of companies that we believe are misvalued on both the long and short side of the market with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

6

Fund Characteristics

MARCH 31, 2019
Top Ten Long Holdings	% of net assets
Consumer Discretionary Select Sector SPDR Fund	4.09%
Walmart, Inc.	3.86%
Crane Co.	3.62%
MSC Industrial Direct Co., Inc., Class A	3.03%
Zimmer Biomet Holdings, Inc.	2.85%
Atlas Copco AB, B Shares	2.54%
iShares Russell 1000 Value ETF	2.54%
iShares U.S. Real Estate ETF	2.52%
Lear Corp.	2.47%
L Brands, Inc.	2.46%

Top Ten Short Holdings	% of net assets
Costco Wholesale Corp.	(4.81)%
Stryker Corp.	(3.96)%
VF Corp.	(3.50)%
Cree, Inc.	(3.13)%
Fastenal Co.	(3.06)%
Industrial Select Sector SPDR Fund	(3.03)%
Tesla, Inc.	(2.94)%
Invesco QQQ Trust Series 1	(2.69)%
Lululemon Athletica, Inc.	(2.62)%
Gartner, Inc.	(2.50)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	80.4%
Foreign Common Stocks*	9.6%
Exchange-Traded Funds	9.9%
Domestic Common Stocks Sold Short	(77.7)%
Foreign Common Stocks Sold Short*	(10.2)%
Exchange-Traded Funds Sold Short	(12.1)%
Temporary Cash Investments	—**
Other Assets and Liabilities	100.1%***
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.
***Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$977.20	$16.71	3.39%
I Class	$1,000	$977.60	$15.73	3.19%
A Class	$1,000	$975.80	$17.93	3.64%
C Class	$1,000	$972.10	$21.58	4.39%
R Class	$1,000	$974.30	$19.15	3.89%
Hypothetical
Investor Class	$1,000	$1,008.03	$16.97	3.39%
I Class	$1,000	$1,009.03	$15.98	3.19%
A Class	$1,000	$1,006.78	$18.21	3.64%
C Class	$1,000	$1,003.04	$21.92	4.39%
R Class	$1,000	$1,005.54	$19.45	3.89%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 90.0%
Aerospace and Defense — 2.4%
BAE Systems plc	870,930	$5,472,068
HEICO Corp., Class A(1)	15,063	1,266,196
		6,738,264
Airlines — 2.2%
Alaska Air Group, Inc.	41,277	2,316,465
Southwest Airlines Co.	74,898	3,887,955
		6,204,420
Auto Components — 2.5%
Lear Corp.(1)	50,420	6,842,498
Automobiles — 2.9%
Honda Motor Co. Ltd. ADR	133,280	3,621,218
Thor Industries, Inc.(1)	73,090	4,558,623
		8,179,841
Banks — 7.2%
BOK Financial Corp.	19,430	1,584,517
Comerica, Inc.	18,550	1,360,086
First Hawaiian, Inc.	107,640	2,804,022
PNC Financial Services Group, Inc. (The)	31,980	3,922,667
Prosperity Bancshares, Inc.	51,540	3,559,352
Toronto-Dominion Bank (The)	45,340	2,460,476
U.S. Bancorp	89,560	4,315,896
		20,007,016
Beverages — 2.2%
Molson Coors Brewing Co., Class B	54,570	3,255,100
PepsiCo, Inc.	23,074	2,827,719
		6,082,819
Biotechnology — 3.8%
AbbVie, Inc.(1)	35,010	2,821,456
Biogen, Inc.(2)	9,110	2,153,422
Gilead Sciences, Inc.(1)	84,700	5,506,347
		10,481,225
Communications Equipment — 2.7%
F5 Networks, Inc.(1)(2)	26,620	4,177,477
Juniper Networks, Inc.(1)	124,600	3,298,162
		7,475,639
Containers and Packaging — 1.8%
WestRock Co.(1)	130,020	4,986,267
Electrical Equipment — 5.5%
Acuity Brands, Inc.	25,580	3,069,856
Eaton Corp. plc	55,230	4,449,329
Hubbell, Inc.(1)	37,213	4,390,389

10

	Shares	Value
Legrand SA	16,250	$1,087,509
Rockwell Automation, Inc.	12,970	2,275,716
		15,272,799
Electronic Equipment, Instruments and Components — 1.7%
Avnet, Inc.	19,590	849,618
TE Connectivity Ltd.	47,850	3,863,888
		4,713,506
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	7,060	1,391,244
Food and Staples Retailing — 3.9%
Walmart, Inc.(1)	109,670	10,696,115
Food Products — 1.1%
Conagra Brands, Inc.	57,650	1,599,211
J.M. Smucker Co. (The)	12,438	1,449,027
		3,048,238
Gas Utilities — 0.5%
Atmos Energy Corp.	12,520	1,288,684
Health Care Equipment and Supplies — 5.7%
Hologic, Inc.(2)	54,570	2,641,188
Medtronic plc	57,580	5,244,386
Zimmer Biomet Holdings, Inc.(1)	61,817	7,894,031
		15,779,605
Health Care Providers and Services — 1.0%
Cigna Corp.(1)(2)	16,470	2,648,705
Hotels, Restaurants and Leisure — 4.1%
Carnival Corp.	24,570	1,246,191
Cedar Fair LP	44,500	2,341,590
Cheesecake Factory, Inc. (The)(1)	90,750	4,439,490
Cracker Barrel Old Country Store, Inc.	8,230	1,330,050
Sodexo SA	19,270	2,121,839
		11,479,160
Household Durables — 0.7%
PulteGroup, Inc.	67,970	1,900,441
Insurance — 2.1%
Chubb Ltd.	23,225	3,253,358
Marsh & McLennan Cos., Inc.	8,820	828,198
ProAssurance Corp.	51,420	1,779,646
		5,861,202
Interactive Media and Services — 0.5%
Alphabet, Inc., Class C(2)	1,180	1,384,506
IT Services — 1.2%
International Business Machines Corp.(1)	24,470	3,452,717
Life Sciences Tools and Services — 0.5%
Waters Corp.(2)	5,870	1,477,538
Machinery — 8.9%
Atlas Copco AB, B Shares	284,170	7,032,958
Crane Co.(1)	118,700	10,044,394

11

	Shares	Value
Cummins, Inc.	11,700	$1,847,079
Ingersoll-Rand plc	16,360	1,766,062
Rexnord Corp.(2)	157,513	3,959,877
		24,650,370
Multiline Retail — 1.0%
Target Corp.	32,990	2,647,777
Oil, Gas and Consumable Fuels — 3.6%
Anadarko Petroleum Corp.	29,050	1,321,194
Enterprise Products Partners LP	71,230	2,072,793
EQM Midstream Partners LP	26,580	1,227,199
Equitrans Midstream Corp.(2)	39,324	856,477
Noble Energy, Inc.	62,510	1,545,872
Shell Midstream Partners LP	77,321	1,581,214
TOTAL SA ADR	25,260	1,405,719
		10,010,468
Personal Products — 0.7%
Edgewell Personal Care Co.(2)	43,300	1,900,437
Pharmaceuticals — 1.0%
Pfizer, Inc.	66,556	2,826,633
Road and Rail — 1.0%
Union Pacific Corp.	15,930	2,663,496
Semiconductors and Semiconductor Equipment — 2.3%
Intel Corp.(1)	55,940	3,003,978
KLA-Tencor Corp.	16,240	1,939,218
Skyworks Solutions, Inc.	17,162	1,415,522
		6,358,718
Software — 1.7%
Microsoft Corp.	9,646	1,137,649
Oracle Corp. (New York)	64,265	3,451,673
		4,589,322
Specialty Retail — 3.9%
Advance Auto Parts, Inc.	9,020	1,538,181
AutoZone, Inc.(1)(2)	2,470	2,529,576
L Brands, Inc.(1)	247,230	6,818,603
		10,886,360
Textiles, Apparel and Luxury Goods — 6.2%
Burberry Group plc	113,810	2,897,191
Capri Holdings Ltd.	129,720	5,934,690
Ralph Lauren Corp.	28,843	3,740,360
Tapestry, Inc.(1)	139,180	4,521,958
		17,094,199
Trading Companies and Distributors — 3.0%
MSC Industrial Direct Co., Inc., Class A(1)	101,650	8,407,472
TOTAL COMMON STOCKS (Cost $227,225,509)		249,427,701
EXCHANGE-TRADED FUNDS — 9.9%
Consumer Discretionary Select Sector SPDR Fund	99,504	11,328,530
iShares Russell 1000 Value ETF	56,942	7,031,768

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	Shares	Value
iShares TIPS Bond ETF	18,290	$2,068,050
iShares U.S. Real Estate ETF	80,221	6,982,436
TOTAL EXCHANGE-TRADED FUNDS (Cost $22,500,139)		27,410,784
TEMPORARY CASH INVESTMENTS†
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $98,544), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $96,594)		96,575
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,183	25,183
TOTAL TEMPORARY CASH INVESTMENTS (Cost $121,758)		121,758
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 99.9% (Cost $249,847,406)		276,960,243
SECURITIES SOLD SHORT — (100.0)%
COMMON STOCKS SOLD SHORT — (87.9)%
Aerospace and Defense — (2.4)%
HEICO Corp.	(13,061)	(1,239,097)
Northrop Grumman Corp.	(11,122)	(2,998,491)
Rolls-Royce Holdings plc	(206,490)	(2,429,092)
		(6,666,680)
Airlines — (2.2)%
Spirit Airlines, Inc.	(116,170)	(6,140,746)
Automobiles — (3.8)%
Tesla, Inc.	(29,170)	(8,163,516)
Toyota Motor Corp. ADR	(20,290)	(2,394,626)
		(10,558,142)
Banks — (6.4)%
Bank of Hawaii Corp.	(35,210)	(2,777,013)
Cullen/Frost Bankers, Inc.	(16,510)	(1,602,626)
First Financial Bankshares, Inc.	(62,430)	(3,607,205)
M&T Bank Corp.	(12,020)	(1,887,380)
Regions Financial Corp.	(277,238)	(3,922,918)
Royal Bank of Canada	(32,710)	(2,467,783)
Zions Bancorp N.A.	(30,180)	(1,370,474)
		(17,635,399)
Beverages — (2.2)%
Anheuser-Busch InBev SA ADR	(39,390)	(3,307,578)
Coca-Cola Co. (The)	(60,040)	(2,813,475)
		(6,121,053)
Capital Markets — (1.1)%
FactSet Research Systems, Inc.	(12,020)	(2,984,206)
Containers and Packaging — (1.8)%
Avery Dennison Corp.	(22,590)	(2,552,670)
Sealed Air Corp.	(51,690)	(2,380,841)
		(4,933,511)
Distributors — (2.0)%
Pool Corp.	(34,020)	(5,612,279)

13

	Shares	Value
Electronic Equipment, Instruments and Components — (2.5)%
Amphenol Corp., Class A	(41,660)	$(3,934,370)
Arrow Electronics, Inc.	(10,890)	(839,184)
Cognex Corp.	(44,070)	(2,241,400)
		(7,014,954)
Equity Real Estate Investment Trusts (REITs) — (3.0)%
AvalonBay Communities, Inc.	(13,170)	(2,643,614)
Crown Castle International Corp.	(10,868)	(1,391,104)
Equity Residential	(33,030)	(2,487,820)
Essex Property Trust, Inc.	(6,140)	(1,775,933)
		(8,298,471)
Food and Staples Retailing — (4.8)%
Costco Wholesale Corp.	(55,081)	(13,337,313)
Food Products — (1.1)%
Danone SA	(18,420)	(1,419,317)
General Mills, Inc.	(30,280)	(1,566,990)
		(2,986,307)
Health Care Equipment and Supplies — (7.2)%
Abbott Laboratories	(32,200)	(2,574,068)
Align Technology, Inc.	(14,500)	(4,122,785)
Becton Dickinson and Co.	(8,600)	(2,147,678)
Stryker Corp.	(55,570)	(10,976,186)
		(19,820,717)
Health Care Providers and Services — (1.0)%
UnitedHealth Group, Inc.	(11,100)	(2,744,586)
Hotels, Restaurants and Leisure — (5.3)%
Chipotle Mexican Grill, Inc.	(8,180)	(5,810,336)
Compass Group plc	(93,100)	(2,188,102)
MGM Resorts International	(114,360)	(2,934,478)
Royal Caribbean Cruises Ltd.	(11,010)	(1,261,966)
SeaWorld Entertainment, Inc.	(95,490)	(2,459,822)
		(14,654,704)
Household Durables — (0.7)%
Toll Brothers, Inc.	(53,350)	(1,931,270)
Insurance — (2.1)%
Aon plc	(4,970)	(848,379)
Travelers Cos., Inc. (The)	(23,670)	(3,246,577)
Zurich Insurance Group AG	(5,390)	(1,784,127)
		(5,879,083)
Internet and Direct Marketing Retail — (0.9)%
Amazon.com, Inc.	(1,460)	(2,599,895)
IT Services — (2.5)%
Gartner, Inc.	(45,710)	(6,933,293)
Leisure Products — (1.6)%
Polaris Industries, Inc.	(53,180)	(4,489,987)
Life Sciences Tools and Services — (0.5)%
PerkinElmer, Inc.	(15,400)	(1,483,944)

14

	Shares	Value
Machinery — (7.1)%
Caterpillar, Inc.	(7,694)	$(1,042,460)
CNH Industrial NV	(75,983)	(775,027)
Donaldson Co., Inc.	(75,590)	(3,784,035)
ESCO Technologies, Inc.	(49,250)	(3,301,228)
Flowserve Corp.	(75,880)	(3,425,223)
RBC Bearings, Inc.	(31,114)	(3,956,767)
Xylem, Inc.	(42,770)	(3,380,541)
		(19,665,281)
Oil, Gas and Consumable Fuels — (1.0)%
Exxon Mobil Corp.	(17,470)	(1,411,576)
Occidental Petroleum Corp.	(19,590)	(1,296,858)
		(2,708,434)
Pharmaceuticals — (4.8)%
AstraZeneca plc ADR	(145,732)	(5,891,945)
Eli Lilly & Co.	(37,593)	(4,878,068)
Sanofi	(27,730)	(2,449,297)
		(13,219,310)
Road and Rail — (2.0)%
Avis Budget Group, Inc.	(80,094)	(2,792,077)
CSX Corp.	(35,154)	(2,630,222)
		(5,422,299)
Semiconductors and Semiconductor Equipment — (4.7)%
Analog Devices, Inc.	(28,636)	(3,014,512)
Cree, Inc.	(151,792)	(8,685,538)
Semtech Corp.	(27,750)	(1,412,753)
		(13,112,803)
Specialty Retail — (1.4)%
O'Reilly Automotive, Inc.	(10,320)	(4,007,256)
Textiles, Apparel and Luxury Goods — (8.7)%
Lululemon Athletica, Inc.	(44,402)	(7,276,156)
LVMH Moet Hennessy Louis Vuitton SE	(8,030)	(2,953,610)
PVH Corp.	(8,942)	(1,090,477)
Under Armour, Inc., Class C	(160,560)	(3,029,767)
VF Corp.	(111,580)	(9,697,418)
		(24,047,428)
Trading Companies and Distributors — (3.1)%
Fastenal Co.	(132,017)	(8,490,013)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $200,384,724)		(243,499,364)
EXCHANGE-TRADED FUNDS SOLD SHORT — (12.1)%
Alerian MLP ETF	(552,436)	(5,540,933)
Consumer Staples Select Sector SPDR Fund	(33,400)	(1,874,074)
Industrial Select Sector SPDR Fund	(111,890)	(8,395,107)
Invesco QQQ Trust Series 1	(41,490)	(7,454,093)
iShares Preferred & Income Securities ETF	(55,740)	(2,037,297)
SPDR S&P Bank ETF	(59,190)	(2,472,366)
SPDR S&P Oil & Gas Exploration & Production ETF	(49,980)	(1,536,385)

15

	Shares	Value
Technology Select Sector SPDR Fund	(40,560)	$(3,001,440)
Utilities Select Sector SPDR Fund	(22,250)	(1,294,283)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $32,255,757)		(33,605,978)
TOTAL SECURITIES SOLD SHORT — (100.0)% (Proceeds $232,640,481)		(277,105,342)
OTHER ASSETS AND LIABILITIES(3) — 100.1%		277,349,472
TOTAL NET ASSETS — 100.0%		$277,204,373

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $92,542,554.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $249,847,406)	$276,960,243
Deposits for securities sold short	279,299,269
Receivable for investments sold	25,256,833
Receivable for capital shares sold	82,142
Dividends and interest receivable	846,634
582,445,121

Liabilities
Securities sold short, at value (proceeds of $232,640,481)	277,105,342
Payable for investments purchased	26,614,104
Payable for capital shares redeemed	875,595
Accrued management fees	403,523
Distribution and service fees payable	10,390
Dividend expense payable on securities sold short	231,794
305,240,748

Net Assets	$277,204,373

Net Assets Consist of:
Capital (par value and paid-in surplus)	$323,918,454
Distributable earnings	(46,714,081)
$277,204,373

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$73,870,911	7,819,302	$9.45
I Class, $0.01 Par Value	$188,718,445	19,631,009	$9.61
A Class, $0.01 Par Value	$3,926,215	424,013	$9.26*
C Class, $0.01 Par Value	$10,648,437	1,225,166	$8.69
R Class, $0.01 Par Value	$40,365	4,452	$9.07
*Maximum offering price $9.82 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $149,837)	$9,321,578
Interest	6,417,161
15,738,739

Expenses:
Dividend expense on securities sold short	7,659,068
Management fees	6,886,580
Distribution and service fees:
A Class	19,421
C Class	160,003
R Class	256
Directors' fees and expenses	11,981
Other expenses	30,100
14,767,409
Fees waived(1)	(411,003)
14,356,406

Net investment income (loss)	1,382,333

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,598,862
Securities sold short transactions	(20,013,106)
Forward foreign currency exchange contract transactions	(17,370)
Foreign currency translation transactions	(23,349)
20,545,037

Change in net unrealized appreciation (depreciation) on:
Investments	(25,850,962)
Securities sold short	(7,673,424)
Translation of assets and liabilities in foreign currencies	(943)
(33,525,329)

Net realized and unrealized gain (loss)	(12,980,292)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,597,959)

(1)	Amount consists of $171,523, $213,884, $9,208, $16,333 and $55 for Investor Class, I Class, A Class, C Class and R Class, respectively.

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$1,382,333	$(6,819,922)
Net realized gain (loss)	20,545,037	8,077,339
Change in net unrealized appreciation (depreciation)	(33,525,329)	(17,218,668)
Net increase (decrease) in net assets resulting from operations	(11,597,959)	(15,961,251)

Distributions to Shareholders
From earnings:
Investor Class	(6,907,961)	(6,698,830)
I Class	(10,706,558)	(5,587,919)
A Class	(252,366)	(365,770)
C Class	(802,869)	(638,486)
R Class	(2,255)	(1,837)
Decrease in net assets from distributions	(18,672,009)	(13,292,842)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(221,823,229)	(187,833,645)

Net increase (decrease) in net assets	(252,093,197)	(217,087,738)

Net Assets
Beginning of period	529,297,570	746,385,308
End of period	$277,204,373	$529,297,570

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

20

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

21

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.25% of the fund's management fee. Effective August 1, 2018, the investment advisor terminated the waiver and decreased the annual management fee by 0.25%.

22

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended March 31, 2019 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	1.65%	1.75%	1.65%
I Class	1.45%	1.55%	1.45%
A Class	1.65%	1.75%	1.65%
C Class	1.65%	1.75%	1.65%
R Class	1.65%	1.75%	1.65%
*Prior to August 1, 2018, the annual management fee was 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the I Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,665,064 and $12,460,349, respectively. The effect of interfund transactions on the Statement of Operations was $(73,950) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended March 31, 2019 were $1,321,554,616 and $1,301,562,989, respectively.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		240,000,000
Sold	3,286,629	$33,034,441	14,653,809	$155,378,996
Issued in reinvestment of distributions	722,917	6,903,858	640,969	6,627,618
Redeemed	(18,848,151)	(187,412,531)	(31,655,638)	(333,048,836)
	(14,838,605)	(147,474,232)	(16,360,860)	(171,042,222)
I Class/Shares Authorized	220,000,000		150,000,000
Sold	15,751,101	161,495,339	22,670,745	241,153,307
Issued in reinvestment of distributions	1,062,405	10,315,952	515,071	5,403,092
Redeemed	(22,323,814)	(227,846,287)	(15,002,218)	(159,752,059)
	(5,510,308)	(56,034,996)	8,183,598	86,804,340
A Class/Shares Authorized	25,000,000		70,000,000
Sold	129,158	1,287,385	864,634	9,018,952
Issued in reinvestment of distributions	26,852	251,608	35,896	365,419
Redeemed	(925,853)	(9,237,455)	(9,756,785)	(102,303,722)
	(769,843)	(7,698,462)	(8,856,255)	(92,919,351)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	60,650	567,849	282,807	2,814,310
Issued in reinvestment of distributions	91,016	801,847	65,910	638,013
Redeemed	(1,288,401)	(11,950,802)	(1,427,910)	(14,089,402)
	(1,136,735)	(10,581,106)	(1,079,193)	(10,637,079)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,617	25,325	4,087	41,696
Issued in reinvestment of distributions	245	2,255	184	1,837
Redeemed	(6,369)	(62,013)	(8,063)	(82,866)
	(3,507)	(34,433)	(3,792)	(39,333)
Net increase (decrease)	(22,258,998)	$(221,823,229)	(18,116,502)	$(187,833,645)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

24

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$1,266,196	$5,472,068	—
Banks	17,546,540	2,460,476	—
Electrical Equipment	14,185,290	1,087,509	—
Hotels, Restaurants and Leisure	9,357,321	2,121,839	—
Machinery	17,617,412	7,032,958	—
Textiles, Apparel and Luxury Goods	14,197,008	2,897,191	—
Other Industries	154,185,893	—	—
Exchange-Traded Funds	27,410,784	—	—
Temporary Cash Investments	25,183	96,575	—
	$255,791,627	$21,168,616	—

Liabilities
Securities Sold Short
Common Stocks
Aerospace and Defense	$4,237,588	$2,429,092	—
Banks	15,167,616	2,467,783	—
Food Products	1,566,990	1,419,317	—
Hotels, Restaurants and Leisure	12,466,602	2,188,102	—
Insurance	4,094,956	1,784,127	—
Pharmaceuticals	10,770,013	2,449,297	—
Textiles, Apparel and Luxury Goods	21,093,818	2,953,610	—
Other Industries	158,410,453	—	—
Exchange-Traded Funds	33,605,978	—	—
	$261,414,014	$15,691,328	—

25

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,127,912.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(17,370) in net realized gain (loss) on forward foreign currency exchange contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$3,983,846	$6,768,945
Long-term capital gains	$14,688,163	$6,523,897

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

26

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$265,403,248
Gross tax appreciation of investments	$19,169,989
Gross tax depreciation of investments	(7,612,994)
Net tax appreciation (depreciation) of investments	11,556,995
Gross tax appreciation on securities sold short	—
Gross tax depreciation on securities sold short	(53,116,386)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(657)
Net tax appreciation (depreciation)	$(41,560,048)
Other book-to-tax adjustments	$(1,079,685)
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(5,230)
Post-October capital loss deferral	$(4,069,118)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.27	0.02	(0.33)	(0.31)	(0.51)	$9.45	(3.04)%	3.48%	3.58%	1.66%	0.26%	0.16%	324%	$73,871
2018	$10.76	(0.12)	(0.13)	(0.25)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
I Class
2019	$10.42	0.05	(0.35)	(0.30)	(0.51)	$9.61	(2.90)%	3.28%	3.38%	1.46%	0.46%	0.36%	324%	$188,718
2018	$10.89	(0.09)	(0.14)	(0.23)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
A Class
2019	$10.10	(0.01)	(0.32)	(0.33)	(0.51)	$9.26	(3.29)%	3.73%	3.83%	1.91%	0.01%	(0.09)%	324%	$3,926
2018	$10.61	(0.15)	(0.12)	(0.27)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.58	(0.07)	(0.31)	(0.38)	(0.51)	$8.69	(4.00)%	4.48%	4.58%	2.66%	(0.74)%	(0.84)%	324%	$10,648
2018	$10.16	(0.21)	(0.13)	(0.34)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
R Class
2019	$9.92	(0.03)	(0.31)	(0.34)	(0.51)	$9.07	(3.45)%	3.98%	4.08%	2.16%	(0.24)%	(0.34)%	324%	$40
2018	$10.46	(0.16)	(0.14)	(0.30)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.
For corporate taxpayers, the fund hereby designates $3,927,603, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,859,637 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $14,688,163, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92270 1905

Annual Report

March 31, 2019

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	9.07%	9.35%	12.08%	—	8/1/94
Russell 3000 Value Index	—	5.30%	7.56%	14.49%	—	—
S&P 500 Index	—	9.50%	10.90%	15.91%	—	—
I Class	ACIIX	9.27%	9.56%	12.31%	—	7/8/98
Y Class	AEIYX	9.43%	—	—	7.72%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		8.80%	9.08%	11.80%	—
With sales charge		2.60%	7.79%	11.14%	—
C Class	AEYIX	8.00%	8.27%	10.97%	—	7/13/01
R Class	AEURX	8.57%	8.81%	11.53%	—	8/29/03
R5 Class	AEIUX	9.41%	—	—	7.58%	4/10/17
R6 Class	AEUDX	9.43%	9.74%	—	9.90%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $31,298

Russell 3000 Value Index — $38,720

S&P 500 Index — $43,809

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.92%	0.72%	0.57%	1.17%	1.92%	1.42%	0.72%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss and Dan Gruemmer

Effective April 2019, portfolio manager Dan Gruemmer will leave the fund's management team, and Brian Woglom will join the fund as portfolio manager.

Performance Summary

Equity Income returned 9.07%* for the fiscal year ended March 31, 2019, outperforming the Russell 3000 Value Index, which returned 5.30%. The consumer staples sector drove outperformance relative to the benchmark due to security selection and an overweight allocation. Security selection in financials, industrials and consumer discretionary also benefited performance. Security selection and an underweight in real estate were major detractors. An underweight in health care and stock selection in the sector also hampered performance.

Consumer Staples Led Outperformance

Stock selection in the food products industry helped drive performance in the consumer staples sector. Nestle was a top contributor. The high-quality consumer staples company with leading market shares outperformed after reporting solid earnings. Investors were drawn to Nestle’s strong balance sheet and stable operations. The Procter & Gamble Co. was another top contributor in the sector. The large consumer packaged goods company posted its highest organic growth rate in nearly five years, benefiting from recent investments in product enhancements and product pricing. Importantly, P&G is stabilizing and improving market share in many key products.

Security selection in the financials and industrials sectors also was helpful. In industrials, waste disposal company Republic Services reported earnings that exceeded expectations. Additionally, the company expects better pricing on future contracts and continues to mitigate recycling headwinds stemming from China’s decision to suspend certain import licenses in 2017.

Other significant contributors included Automatic Data Processing. The stock of this human resources management company outperformed after it reported better-than-expected results across all metrics. Investors were particularly focused on the company’s operating margins, which exceeded expectations. Automatic Data Processing also raised its fiscal year guidance. ONE Gas was a key contributor as the gas utility stock outperformed after the company reported better-than-expected earnings. Enterprise Products Partners outperformed. We believe the pipeline master limited partnership (MLP) is one of the best positioned in the industry. Shares rallied after the company reported positive earnings. Following a pullback at the end of 2018, MLP valuations generally enjoyed a strong recovery in January alongside improving oil prices.

Real Estate Led Detractors

Real estate remains a modest underweight due to the lack of attractive investment opportunities. Both our underweight and stock selection weighed on performance. Weyerhaeuser was a key detractor in the sector. The company is one of the world’s largest owners of timberlands, and its stock underperformed due to declines in timber pricing, driven in part by a lower construction outlook and worries regarding export trade.

Health care detracted, largely due to stock selection in the health care equipment and supplies industry. Not owning Abbott Laboratories, a component of the fund’s benchmark, detracted.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Abbott’s stock rose throughout the year, and the company raised its dividend and guided to good results for 2019.

Elsewhere, Schlumberger was a significant detractor. The recovery in the oil field services markets has perpetually disappointed investor expectations. In particular, the non-U.S. oil field services markets (a historic stronghold for Schlumberger) have failed to stage a meaningful recovery. As a result, industry participants have been bidding contracts aggressively in an attempt to maintain operations, which has weighed on the revenue growth and profitability of Schlumberger and its peers. We still think Schlumberger is the best oil field services company, and we maintain an overweight position. The PNC Financial Services Group detracted from portfolio performance. PNC faced industry-wide headwinds in the form of slower loan growth, concerns about higher pricing on deposits and weaker-than-expected net interest margins.

A convertible preferred stock in Stanley Black & Decker, a hardware and tool maker, detracted even though the company beat earnings and revenue estimates. Commodity inflation caused margins to compress, and growth slowed. The convertible preferred stock position offers modestly lower volatility and a higher yield than the underlying common stock. Maxim Integrated Products underperformed as the semiconductor group pulled back amid concerns over storage pricing and slowing demand as 2019 capital spending appears weaker than expected.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. This is intended to result in a higher yielding, less volatile portfolio versus the benchmark. Our process is based on individual security selection, but broad themes have emerged.

The portfolio was modestly overweight in the financials sector at the end of the fiscal year. Using our bottom-up investment approach, we have identified securities that we believe offer attractive risk/reward profiles. Our analysis has led us to attractive companies within the fragmented industrials sector. The portfolio was overweight industrials, but we have avoided names in the sector that we believe are lower quality. When oil prices fell in the fourth quarter of 2018, we added to some of our energy holdings as their valuations became more attractive.

As bottom-up investors, we generally find securities in the communication services sector to have relatively volatile business models and more leveraged balance sheets. As a result, the sector represented our largest underweight at the end of the period. The consumer discretionary sector is a consistent underweight in the portfolio. We generally seek attractively valued, higher-quality companies with sustainable business models, and stocks in the consumer discretionary sector fit that profile less frequently. We have maintained an underweight in real estate because our metrics show that valuations in the sector generally remain inflated.

6

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
Medtronic plc	4.5%
Johnson & Johnson	3.7%
iShares Russell 1000 Value ETF	3.1%
PNC Financial Services Group, Inc. (The)	2.6%
TOTAL SA	2.4%
Procter & Gamble Co. (The)	2.3%
Verizon Communications, Inc.	2.3%
Chevron Corp.	2.3%
Bank of America Corp. (Convertible)	2.0%
Nestle SA	2.0%

Top Five Industries	% of net assets
Banks	13.4%
Oil, Gas and Consumable Fuels	8.4%
Pharmaceuticals	7.5%
Gas Utilities	4.8%
Health Care Equipment and Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	67.6%
Foreign Common Stocks*	8.6%
Convertible Bonds	5.8%
Preferred Stocks	5.8%
Convertible Preferred Stocks	4.9%
Exchange-Traded Funds	3.1%
Total Equity Exposure	95.8%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	1.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.40	$4.64	0.92%
I Class	$1,000	$1,023.40	$3.63	0.72%
Y Class	$1,000	$1,024.10	$2.88	0.57%
A Class	$1,000	$1,021.10	$5.90	1.17%
C Class	$1,000	$1,017.40	$9.66	1.92%
R Class	$1,000	$1,021.10	$7.16	1.42%
R5 Class	$1,000	$1,024.60	$3.63	0.72%
R6 Class	$1,000	$1,025.20	$2.88	0.57%
Hypothetical
Investor Class	$1,000	$1,020.34	$4.63	0.92%
I Class	$1,000	$1,021.34	$3.63	0.72%
Y Class	$1,000	$1,022.09	$2.87	0.57%
A Class	$1,000	$1,019.10	$5.89	1.17%
C Class	$1,000	$1,015.36	$9.65	1.92%
R Class	$1,000	$1,017.85	$7.14	1.42%
R5 Class	$1,000	$1,021.34	$3.63	0.72%
R6 Class	$1,000	$1,022.09	$2.87	0.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 76.2%
Aerospace and Defense — 1.2%
BAE Systems plc	2,190,000	$13,759,807
Raytheon Co.	686,300	124,961,504
		138,721,311
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	668,818	74,733,723
Automobiles — 0.3%
Honda Motor Co. Ltd.	846,100	22,864,473
Toyota Motor Corp.	149,800	8,767,956
		31,632,429
Banks — 6.3%
Comerica, Inc.	999,400	73,276,008
Commerce Bancshares, Inc.	539,633	31,331,092
JPMorgan Chase & Co.	1,999,597	202,419,204
PNC Financial Services Group, Inc. (The)	2,398,518	294,202,218
SunTrust Banks, Inc.	1,199,110	71,047,268
U.S. Bancorp	574,238	27,672,529
Wells Fargo & Co.	482,700	23,324,064
		723,272,383
Capital Markets — 2.8%
AllianceBernstein Holding LP	595,378	17,200,470
Bank of New York Mellon Corp. (The)	3,395,100	171,214,893
BlackRock, Inc.	109,900	46,967,963
Janus Henderson Group plc	998,321	24,938,059
Northern Trust Corp.	698,840	63,182,124
		323,503,509
Chemicals — 1.0%
Akzo Nobel NV	299,400	26,528,952
Dow, Inc.(1)(2)	87,255	4,504,993
DowDuPont, Inc.	2,299,266	82,934,525
		113,968,470
Commercial Services and Supplies — 2.2%
Republic Services, Inc.	2,492,261	200,327,939
Waste Management, Inc.	436,669	45,374,276
		245,702,215
Communications Equipment — 1.7%
Cisco Systems, Inc.	3,498,391	188,878,130
Containers and Packaging — 0.2%
Bemis Co., Inc.	405,802	22,513,895
Distributors — 0.4%
Genuine Parts Co.	357,441	40,044,115

10

	Shares/ Principal Amount	Value
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	4,498,237	$265,980,754
Electric Utilities — 2.4%
Eversource Energy	2,398,400	170,166,480
Pinnacle West Capital Corp.	1,099,817	105,120,509
		275,286,989
Electrical Equipment — 1.4%
ABB Ltd.	1,595,900	29,986,733
Hubbell, Inc.	1,098,600	129,612,828
		159,599,561
Electronic Equipment, Instruments and Components — 0.3%
TE Connectivity Ltd.	384,000	31,008,000
Energy Equipment and Services — 1.5%
Baker Hughes a GE Co.	996,837	27,632,321
Schlumberger Ltd.	3,299,931	143,777,994
		171,410,315
Equity Real Estate Investment Trusts (REITs) — 3.2%
Boston Properties, Inc.	189,700	25,397,036
Public Storage	399,650	87,035,777
Welltower, Inc.	1,596,896	123,919,130
Weyerhaeuser Co.	5,092,684	134,141,296
		370,493,239
Food and Staples Retailing — 0.6%
Walmart, Inc.	736,383	71,819,434
Food Products — 3.5%
Hershey Co. (The)	569,200	65,361,236
Mondelez International, Inc., Class A	2,199,000	109,774,080
Nestle SA	2,388,400	227,626,573
		402,761,889
Gas Utilities — 4.8%
Atmos Energy Corp.	1,999,146	205,772,098
ONE Gas, Inc.	2,298,296	204,617,293
Spire, Inc.	1,699,258	139,831,941
		550,221,332
Health Care Equipment and Supplies — 4.5%
Medtronic plc	5,597,979	509,863,927
Health Care Providers and Services — 1.2%
Quest Diagnostics, Inc.	1,498,158	134,714,367
Hotels, Restaurants and Leisure — 1.0%
Carnival Corp.	996,603	50,547,704
Sodexo SA	598,700	65,923,461
		116,471,165
Household Products — 3.5%
Kimberly-Clark Corp.	1,098,404	136,092,256
Procter & Gamble Co. (The)	2,576,359	268,070,154
		404,162,410

11

	Shares/ Principal Amount	Value
Industrial Conglomerates — 0.7%
3M Co.	290,628	$60,386,686
Smiths Group plc	1,297,500	24,250,473
		84,637,159
Insurance — 4.3%
Aflac, Inc.	3,695,900	184,795,000
Chubb Ltd.	1,491,528	208,933,242
Marsh & McLennan Cos., Inc.	1,068,605	100,342,010
		494,070,252
IT Services — 2.9%
Automatic Data Processing, Inc.	1,399,751	223,596,225
Paychex, Inc.	1,299,700	104,235,940
		327,832,165
Machinery — 1.5%
Atlas Copco AB, B Shares	2,297,800	56,868,530
Deere & Co.	697,823	111,540,028
		168,408,558
Oil, Gas and Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	397,900	18,096,492
Chevron Corp.	2,098,916	258,544,473
Enterprise Products Partners LP	7,196,400	209,415,240
EQM Midstream Partners LP	360,871	16,661,414
Royal Dutch Shell plc, B Shares	998,700	31,582,367
Shell Midstream Partners LP	2,398,136	49,041,881
TOTAL SA	4,980,358	276,654,277
		859,996,144
Personal Products — 0.4%
Unilever NV CVA	797,200	46,304,748
Pharmaceuticals — 7.5%
Johnson & Johnson	2,992,887	418,375,673
Merck & Co., Inc.	1,595,222	132,674,614
Novartis AG	1,594,900	153,411,521
Pfizer, Inc.	3,497,400	148,534,578
		852,996,386
Road and Rail — 0.8%
Norfolk Southern Corp.	467,692	87,406,958
Semiconductors and Semiconductor Equipment — 1.7%
Applied Materials, Inc.	1,199,761	47,582,521
Intel Corp.	229,600	12,329,520
Maxim Integrated Products, Inc.	2,597,800	138,125,026
		198,037,067
Software — 0.8%
Microsoft Corp.	765,336	90,263,728
Thrifts and Mortgage Finance — 1.1%
Capitol Federal Financial, Inc.(3)	9,199,479	122,813,045
TOTAL COMMON STOCKS (Cost $6,983,315,751)		8,699,529,772
12

	Shares/ Principal Amount	Value
PREFERRED STOCKS — 5.8%
Banks — 4.3%
Bank of America Corp., 5.875%	116,802,000	$118,685,432
Citigroup, Inc., 5.95%	88,872,000	90,479,250
U.S. Bancorp, 5.30%	139,717,000	142,292,683
Wells Fargo & Co., 6.38%	139,958,000	141,007,685
		492,465,050
Capital Markets — 0.6%
Goldman Sachs Group, Inc. (The), 5.30%	66,678,000	67,209,757
Oil, Gas and Consumable Fuels — 0.9%
Plains All American Pipeline LP, 6.125%	109,800,000	103,099,455
TOTAL PREFERRED STOCKS (Cost $665,559,065)		662,774,262
CONVERTIBLE BONDS — 5.8%
Airlines — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Southwest Airlines Co.), 6.35%, 9/17/19(4)(5)	$399,000	20,411,351
Biotechnology — 0.2%
Credit Suisse AG, (convertible into Celgene Corp.), 9.10%, 9/19/19(4)(5)	199,900	18,083,936
Construction Materials — 1.5%
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 3.60%, 4/4/19(4)(5)	88,400	17,381,753
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 5.50%, 5/14/19(4)(5)	99,000	19,146,481
Merrill Lynch International & Co. C.V., (convertible into Martin Marietta Materials, Inc.), 9.80%, 6/19/19(4)(5)	111,800	20,391,577
Morgan Stanley B.V., (convertible into Martin Marietta Materials, Inc.), 4.54%, 5/10/19(4)(5)	86,500	17,384,688
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 7.45%, 7/26/19(4)(5)	49,900	9,148,065
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 5.60%, 8/12/19(4)(5)	95,000	17,842,174
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 5.12%, 5/9/19(4)(5)	99,499	19,319,446
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 6.65%, 8/2/19(4)(5)	64,800	12,083,897
Wells Fargo Bank N.A., (convertible into Martin Marietta Materials, Inc.), 5.10%, 8/1/19(4)(5)	199,900	37,352,211
		170,050,292
Diversified Financial Services — 1.2%
Citigroup Global Markets Holdings, Inc., (convertible into Berkshire Hathaway, Inc., Class B), 1.63%, 8/13/19(4)(5)	109,900	22,081,368
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 2.75%, 7/10/19(4)(5)	344,600	69,422,595
UBS AG, (convertible into Berkshire Hathaway, Inc., Class B), 5.50%, 7/1/19(4)(5)	230,000	45,642,860
		137,146,823
Energy Equipment and Services — 0.4%
Wells Fargo Bank N.A., (convertible into Schlumberger Ltd.), 8.93%, 7/22/19(4)(5)	949,000	40,727,885

13

	Shares/ Principal Amount	Value
Household Durables — 0.1%
Morgan Stanley B.V., (convertible into Whirlpool Corp.), 7.91%, 4/11/19(4)(5)	$129,900	$15,359,025
Insurance — 0.1%
AXA SA, 7.25%, 5/15/21(5)	8,981,000	9,026,937
Multiline Retail — 0.2%
Merrill Lynch International & Co. C.V., (convertible into Target Corp.), 8.50%, 5/31/19(4)(5)	398,800	28,694,915
Semiconductors and Semiconductor Equipment — 1.7%
Microchip Technology, Inc., 1.625%, 2/15/27	45,920,000	50,525,776
Teradyne, Inc., 1.25%, 12/15/23	103,950,000	145,509,970
		196,035,746
Specialty Retail — 0.2%
Royal Bank of Canada, (convertible into Lowe’s Cos., Inc.), 8.12%, 6/17/19(4)(5)	211,800	20,688,888
TOTAL CONVERTIBLE BONDS (Cost $629,454,522)		656,225,798
CONVERTIBLE PREFERRED STOCKS — 4.9%
Banks — 2.8%
Bank of America Corp., 7.25%	177,164	230,644,497
Wells Fargo & Co., 7.50%	67,957	87,824,229
		318,468,726
Chemicals — 0.8%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	1,899,912	94,881,605
Machinery — 1.3%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	1,535,569	149,717,977
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $535,864,886)		563,068,308
EXCHANGE-TRADED FUNDS — 3.1%
iShares Russell 1000 Value ETF (Cost $324,129,040)	2,856,530	352,752,890
TEMPORARY CASH INVESTMENTS — 3.1%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(6)	$255,104,000	255,104,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $82,125,550), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $80,500,727)		80,484,965
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $13,722,077), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $13,454,401)		13,453,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $349,041,965)		349,041,965
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $9,487,365,229)		11,283,392,995
OTHER ASSETS AND LIABILITIES — 1.1%		129,641,305
TOTAL NET ASSETS — 100.0%		$11,413,034,300

14

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Carnival Corp.	2,500	Put	$50.00	4/18/19	$12,680,000	$(168,786)	$(143,750)
Comerica, Inc.	1,852	Put	$70.00	4/18/19	$13,578,864	(241,053)	(132,418)
Comerica, Inc.	2,000	Put	$75.00	4/18/19	$14,664,000	(650,955)	(547,000)
Cracker Barrel Old Country Store, Inc.	15	Put	$140.00	4/18/19	$242,415	(656)	(188)
Deere & Co.	1,750	Put	$135.00	4/18/19	$27,972,000	(124,656)	(21,875)
Johnson Controls International plc	1,000	Put	$30.00	4/18/19	$3,694,000	(24,311)	(1,500)
Medtronic plc	3,016	Put	$89.00	4/18/19	$27,469,728	(256,691)	(182,468)
PNC Financial Services Group, Inc. (The)	404	Put	$113.00	4/18/19	$4,955,464	(48,601)	(20,604)
Quest Diagnostics, Inc.	1,000	Put	$80.00	4/18/19	$8,992,000	(133,650)	(12,500)
United Parcel Service, Inc.	681	Put	$99.00	4/18/19	$7,609,494	(25,865)	(4,086)
						$(1,675,224)	$(1,066,389)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	315,944,443	CHF	310,841,940	UBS AG	6/28/19	$1,201,756
USD	8,959,170	CHF	8,847,897	UBS AG	6/28/19	241
USD	342,412,976	EUR	300,120,057	Credit Suisse AG	6/28/19	3,273,333
USD	54,817,839	GBP	41,354,819	JPMorgan Chase Bank N.A.	6/28/19	721,771
JPY	105,829,717	USD	964,893	Bank of America N.A.	6/28/19	(3,499)
USD	28,161,247	JPY	3,078,066,580	Bank of America N.A.	6/28/19	199,026
USD	780,659	JPY	85,624,112	Bank of America N.A.	6/28/19	2,819
USD	45,495,929	SEK	417,188,568	Goldman Sachs & Co.	6/28/19	330,419
						$5,725,866

15

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $451,163,115, which represented 4.0% of total net assets.

(5)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $460,190,052, which represented 4.0% of total net assets.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities - unaffiliated, at value (cost of $9,381,418,194)	$11,160,579,950
Investment securities - affiliated, at value (cost of $105,947,035)	122,813,045
Total investment securities, at value (cost of $9,487,365,229)	11,283,392,995
Cash	225,441
Deposits with broker for options contracts	33,241,830
Receivable for investments sold	121,510,560
Receivable for capital shares sold	9,828,749
Unrealized appreciation on forward foreign currency exchange contracts	5,729,365
Dividends and interest receivable	36,485,636
11,490,414,576

Liabilities
Written options, at value (premiums received $1,675,224)	1,066,389
Payable for investments purchased	56,581,182
Payable for capital shares redeemed	11,055,863
Unrealized depreciation on forward foreign currency exchange contracts	3,499
Accrued management fees	7,999,831
Distribution and service fees payable	673,512
77,380,276

Net Assets	$11,413,034,300

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,621,478,805
Distributable earnings	1,791,555,495
$11,413,034,300

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,081,354,822	699,434,996	$8.69
I Class, $0.01 Par Value	$2,826,256,189	324,720,392	$8.70
Y Class, $0.01 Par Value	$230,772,949	26,485,930	$8.71
A Class, $0.01 Par Value	$850,116,627	97,792,148	$8.69*
C Class, $0.01 Par Value	$538,725,870	61,985,131	$8.69
R Class, $0.01 Par Value	$88,499,139	10,219,619	$8.66
R5 Class, $0.01 Par Value	$891,854	102,544	$8.70
R6 Class, $0.01 Par Value	$796,416,850	91,417,089	$8.71
*Maximum offering price $9.22 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (including $13,923,844 from affiliates and net of foreign taxes withheld of $3,755,783)	$297,179,229
Interest	48,096,903
345,276,132

Expenses:
Management fees	94,798,428
Distribution and service fees:
A Class	2,186,810
C Class	5,749,291
R Class	449,489
Directors' fees and expenses	313,803
Other expenses	30,381
103,528,202

Net investment income (loss)	241,747,930

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $27,451,804 from affiliates)	384,215,158
Forward foreign currency exchange contract transactions	61,084,298
Written options contract transactions	4,867,472
Foreign currency translation transactions	(188,647)
449,978,281

Change in net unrealized appreciation (depreciation) on:
Investments (including $44,699,878 from affiliates)	283,576,899
Forward foreign currency exchange contracts	5,879,117
Written options contracts	608,835
Translation of assets and liabilities in foreign currencies	(93,772)
289,971,079

Net realized and unrealized gain (loss)	739,949,360

Net Increase (Decrease) in Net Assets Resulting from Operations	$981,697,290

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$241,747,930	$226,575,202
Net realized gain (loss)	449,978,281	886,224,657
Change in net unrealized appreciation (depreciation)	289,971,079	(421,121,774)
Net increase (decrease) in net assets resulting from operations	981,697,290	691,678,085

Distributions to Shareholders
From earnings:(1)
Investor Class	(446,677,737)	(782,791,137)
I Class	(208,964,964)	(318,541,474)
Y Class	(16,942,339)	(25,404,372)
A Class	(61,295,918)	(110,731,127)
C Class	(35,473,742)	(69,035,895)
R Class	(6,180,212)	(11,263,849)
R5 Class	(63,192)	(3,854)
R6 Class	(56,544,741)	(66,334,026)
Decrease in net assets from distributions	(832,142,845)	(1,384,105,734)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(415,119,291)	69,850,724

Net increase (decrease) in net assets	(265,564,846)	(622,576,925)

Net Assets
Beginning of period	11,678,599,146	12,301,176,071
End of period	$11,413,034,300	$11,678,599,146

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(133,467,726), $(53,387,964), $(3,600,971), $(16,523,339), $(5,851,215), $(1,430,543), $(2,671) and $(12,767,970) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(649,323,411), $(265,153,510), $(21,803,401), $(94,207,788), $(63,184,680), $(9,833,306), $(1,183) and $(53,566,056) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

20

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

21

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

22

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.91%
I Class	0.60% to 0.80%	0.71%
Y Class	0.45% to 0.65%	0.56%
A Class	0.80% to 1.00%	0.91%
C Class	0.80% to 1.00%	0.91%
R Class	0.80% to 1.00%	0.91%
R5 Class	0.60% to 0.80%	0.71%
R6 Class	0.45% to 0.65%	0.56%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $109,102,530 and $63,418,477, respectively. The effect of interfund transactions on the Statement of Operations was $3,316,295 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $8,466,598,974 and $9,578,003,188, respectively.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	5,100,000,000		4,650,000,000
Sold	105,034,421	$904,564,870	220,034,394	$2,024,700,321
Issued in reinvestment of distributions	52,518,503	438,594,459	85,744,916	768,320,686
Redeemed	(213,342,954)	(1,849,710,287)	(352,933,378)	(3,256,891,415)
	(55,790,030)	(506,550,958)	(47,154,068)	(463,870,408)
I Class/Shares Authorized	2,200,000,000		1,525,000,000
Sold	116,496,183	1,011,040,819	189,466,471	1,756,767,174
Issued in reinvestment of distributions	22,330,282	186,839,532	31,636,282	283,692,561
Redeemed	(118,643,000)	(1,017,050,590)	(82,436,401)	(754,037,843)
	20,183,465	180,829,761	138,666,352	1,286,421,892
Y Class/Shares Authorized	200,000,000		120,000,000
Sold	6,966,057	60,695,249	27,242,901	253,718,677
Issued in reinvestment of distributions	1,947,186	16,329,263	2,809,370	25,172,515
Redeemed	(7,493,667)	(64,749,944)	(4,985,917)	(45,825,277)
	1,419,576	12,274,568	25,066,354	233,065,915
A Class/Shares Authorized	725,000,000		700,000,000
Sold	17,752,502	153,964,874	15,531,220	142,337,369
Issued in reinvestment of distributions	6,980,719	58,246,057	11,661,099	104,352,195
Redeemed	(35,261,101)	(305,057,790)	(153,166,775)	(1,408,340,462)
	(10,527,880)	(92,846,859)	(125,974,456)	(1,161,650,898)
C Class/Shares Authorized	500,000,000		485,000,000
Sold	8,279,818	70,756,974	7,910,258	72,726,799
Issued in reinvestment of distributions	3,837,636	31,864,627	6,930,065	61,865,508
Redeemed	(23,123,153)	(200,253,311)	(19,731,607)	(181,313,681)
	(11,005,699)	(97,631,710)	(4,891,284)	(46,721,374)
R Class/Shares Authorized	85,000,000		90,000,000
Sold	1,038,898	8,958,660	1,453,987	13,324,491
Issued in reinvestment of distributions	732,996	6,081,671	1,242,566	11,076,926
Redeemed	(2,422,060)	(20,768,459)	(4,434,603)	(40,627,431)
	(650,166)	(5,728,128)	(1,738,050)	(16,226,014)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	62,000	543,095	81,148	738,366
Issued in reinvestment of distributions	7,548	63,192	437	3,854
Redeemed	(42,901)	(380,039)	(5,688)	(49,793)
	26,647	226,248	75,897	692,427
R6 Class/Shares Authorized	600,000,000		400,000,000
Sold	22,090,431	191,070,418	34,905,890	318,810,650
Issued in reinvestment of distributions	6,747,076	56,541,527	7,389,571	66,334,026
Redeemed	(17,657,119)	(153,304,158)	(15,915,475)	(147,005,492)
	11,180,388	94,307,787	26,379,986	238,139,184
Net increase (decrease)	(45,163,699)	$(415,119,291)	10,430,731	$69,850,724

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

24

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2019 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$113,551	$65	—	$9,197	$122,813	9,199	—	$9,016
ONE Gas, Inc.	200,615	2,471	$33,972	35,503	(1)	(1)	$27,452	4,908
	$314,166	$2,536	$33,972	$44,700	$122,813	9,199	$27,452	$13,924
(1) Company was not an affiliate at March 31, 2019.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

25

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$124,961,504	$13,759,807	—
Automobiles	—	31,632,429	—
Chemicals	87,439,518	26,528,952	—
Electrical Equipment	129,612,828	29,986,733	—
Food Products	175,135,316	227,626,573	—
Hotels, Restaurants and Leisure	50,547,704	65,923,461	—
Industrial Conglomerates	60,386,686	24,250,473	—
Machinery	111,540,028	56,868,530	—
Oil, Gas and Consumable Fuels	551,759,500	308,236,644	—
Personal Products	—	46,304,748	—
Pharmaceuticals	699,584,865	153,411,521	—
Other Industries	5,724,031,952	—	—
Preferred Stocks	—	662,774,262	—
Convertible Bonds	—	656,225,798	—
Convertible Preferred Stocks	563,068,308	—	—
Exchange-Traded Funds	352,752,890	—	—
Temporary Cash Investments	—	349,041,965	—
	$8,630,821,099	$2,652,571,896	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,729,365	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,499	—
Written Options Contracts	$1,066,389	—	—
	$1,066,389	$3,499	—

26

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 5,257 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $831,822,154.

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$1,066,389
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$5,729,365	Unrealized depreciation on forward foreign currency exchange contracts	3,499
		$5,729,365		$1,069,888

27

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$4,867,472	Change in net unrealized appreciation (depreciation) on written options contracts	$608,835
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	61,084,298	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	5,879,117
		$65,951,770		$6,487,952

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$305,404,421	$520,873,891
Long-term capital gains	$526,738,424	$863,231,843

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,622,432,017
Gross tax appreciation of investments	$1,839,961,116
Gross tax depreciation of investments	(179,000,138)
Net tax appreciation (depreciation) of investments	1,660,960,978
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	517,799
Net tax appreciation (depreciation)	$1,661,478,777
Undistributed ordinary income	$27,155,898
Accumulated long-term gains	$102,920,820

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	2.13%	80%	$6,081,355
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	1.91%	93%	$7,327,473
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
I Class
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	2.33%	80%	$2,826,256
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	2.11%	93%	$1,515,758
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
Y Class
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	2.48%	80%	$230,773
2018(3)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	2.25%(4)	75%(5)	$216,014

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.88%	80%	$850,117
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.66%	93%	$2,139,411
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
C Class
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.13%	80%	$538,726
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	0.91%	93%	$711,149
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
R Class
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.63%	80%	$88,499
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	93%	$114,762
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
R5 Class
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	2.33%	80%	$892
2018(3)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	2.51%(4)	75%(5)	$653

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	2.48%	80%	$796,417
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	2.26%	93%	$492,622
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

33

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $218,389,820, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.
The fund hereby designates $66,771,022 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $538,403,020, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

The fund utilized earnings and profits of $18,497,358 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 1905

Annual Report

March 31, 2019

Large Company Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	6.20%	6.94%	13.25%	—	7/30/99
Russell 1000 Value Index	—	5.67%	7.72%	14.51%	—	—
S&P 500 Index	—	9.50%	10.90%	15.91%	—	—
I Class	ALVSX	6.41%	7.15%	13.49%	—	8/10/01
A Class	ALPAX					10/26/00
No sales charge		5.94%	6.68%	12.97%	—
With sales charge		-0.15%	5.41%	12.31%	—
C Class	ALPCX	5.15%	5.89%	12.13%	—	11/7/01
R Class	ALVRX	5.67%	6.43%	12.69%	—	8/29/03
R5 Class	ALVGX	6.40%	—	—	5.29%	4/10/17
R6 Class	ALVDX	6.57%	7.31%	—	8.19%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $34,724

Russell 1000 Value Index — $38,803

S&P 500 Index — $43,809

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Woglom and Phil Davidson

Effective April 2019, portfolio manager Phil Sundell will join the fund's management team.

Performance Summary

Large Company Value returned 6.20%* for the 12-month period ended March 31, 2019. The fund’s benchmark, the Russell 1000 Value Index, returned 5.67%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s holdings in the consumer staples, health care and consumer discretionary sectors were among the key drivers of relative performance. The fund’s overweight to the health care sector was also beneficial. On the other hand, stock selection in energy, underweights to the real estate and utilities sectors and holdings in the materials and financials sectors detracted from relative results.

Consumer Staples, Health Care and Consumer Discretionary Contributed

Holdings in the consumer staples sector positively impacted relative performance, including Procter & Gamble. This large consumer packaged goods company posted its highest organic growth rate in nearly five years, benefiting from recent investments in product enhancements and product pricing. Importantly, Procter & Gamble is stabilizing and improving market share in many key products.

Our portfolio’s overweight in health care aided performance. Additionally, several of our health care holdings outperformed during the trailing 12-month period, including pharmaceutical companies Merck & Co. and Pfizer. Merck outperformed after it reported solid financial results, raised its dividend and announced a share buyback. Also, competitor AstraZeneca announced a lung cancer trial failure, which cemented Merck’s dominance in the lung cancer space with its drug, Keytruda. Pfizer’s stock was supported by solid data on Tafamidis, its cardiomyopathy drug, and by its generally strong drug pipeline.

Consumer discretionary holding Advance Auto Parts was another top individual contributor. This retailer of aftermarket replacement parts is a market share leader in a higher-quality industry. Extreme winter storms in the Northeastern U.S. helped drive better-than-expected results for the company. Advance Auto Parts also raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

While overall stock selection in the energy sector weighed on performance, Occidental Petroleum was a notable contributor. The stock of this large integrated energy company appreciated meaningfully as its management team executed on its plans to restore profitability to Occidental’s upstream business. We exited the position on strength in the stock price.

Energy, Real Estate, Materials and Utilities Detracted

A few of our energy holdings were key detractors from relative performance, including Schlumberger. The recovery in the oil field services markets has perpetually disappointed investors. In particular, the non-U.S. oil field services markets, a historic stronghold for

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Schlumberger, have failed to stage a meaningful recovery. As a result, industry participants have been bidding contracts aggressively in an attempt to maintain operations, which has weighed on the revenue growth and profitability of Schlumberger and its peers. We still think Schlumberger is the best oil field services company, and we continue to hold the stock as of period-end. Noble Energy was another detractor. Its stock fell significantly during the second half of 2018 as lower commodity prices weighed on the free cash flow and return on invested capital potential of the business.

Our underweights to the real estate and utilities sectors also negatively impacted relative results. These underweights were the result of our bottom-up investment approach; our metrics indicated that many stocks in these sectors remained overvalued throughout the trailing 12-month period. Despite these generally inflated valuations, investors favored the more defensive utilities sector as the market declined in the fourth quarter of 2018. Furthermore, a decline in interest rates in the first quarter of 2019 helped propel stocks in the real estate sector.

Within the materials sector, our position in WestRock, a paper and packaging company, weighed on the fund’s performance. The stock underperformed due to worries that containerboard pricing and demand have peaked. Also, the company’s decision to acquire a smaller competitor raised concerns about the company’s debt load.

Furthermore, asset manager Invesco was a top detractor from performance. Invesco underperformed due to weaker equity markets in 2018, an acceleration of net outflows and on news of its expensive acquisition of OppenheimerFunds.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of March 31, 2019, our portfolio is overweight to the health care and consumer staples sectors. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the pharmaceuticals and health care equipment and supplies industries. The consumer staples sector is comprised of companies with diverging strategies and fundamental outlooks. We believe we have identified some of the more diversified, stronger companies with better balance sheets to help navigate a tougher competitive environment.

Conversely, the portfolio is underweight in communication services and real estate. As of period-end, our only position in the communication services sector is Verizon Communications. We believe Verizon offers relative stability and balance sheet strength. Our analysis shows that many other communication services stocks have volatile business models and higher levels of leverage. Additionally, because it has been difficult for us to find higher-quality real estate stocks selling at attractive valuations, Weyerhaeuser is our only real estate holding as of the end of the reporting period.

6

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
Johnson & Johnson	3.7%
JPMorgan Chase & Co.	3.6%
Medtronic plc	3.3%
U.S. Bancorp	3.2%
Verizon Communications, Inc.	3.1%
TOTAL SA ADR	3.0%
Chevron Corp.	2.8%
iShares Russell 1000 Value ETF	2.8%
Intel Corp.	2.7%
Pfizer, Inc.	2.6%

Top Five Industries	% of net assets
Banks	13.9%
Pharmaceuticals	8.6%
Oil, Gas and Consumable Fuels	8.2%
Health Care Equipment and Supplies	6.5%
Capital Markets	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.5%
Foreign Common Stocks*	7.8%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.1%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$987.20	$4.11	0.83%
I Class	$1,000	$988.30	$3.12	0.63%
A Class	$1,000	$986.00	$5.35	1.08%
C Class	$1,000	$982.40	$9.04	1.83%
R Class	$1,000	$984.80	$6.58	1.33%
R5 Class	$1,000	$988.30	$3.12	0.63%
R6 Class	$1,000	$989.00	$2.38	0.48%
Hypothetical
Investor Class	$1,000	$1,020.79	$4.18	0.83%
I Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,019.55	$5.44	1.08%
C Class	$1,000	$1,015.81	$9.20	1.83%
R Class	$1,000	$1,018.30	$6.69	1.33%
R5 Class	$1,000	$1,021.79	$3.18	0.63%
R6 Class	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 94.3%
Air Freight and Logistics — 1.0%
United Parcel Service, Inc., Class B	78,700	$8,793,938
Airlines — 1.2%
Southwest Airlines Co.	198,200	10,288,562
Auto Components — 0.7%
BorgWarner, Inc.	170,900	6,564,269
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	313,700	8,523,229
Banks — 13.9%
Bank of America Corp.	372,100	10,266,239
BB&T Corp.	469,300	21,836,529
JPMorgan Chase & Co.	310,900	31,472,407
PNC Financial Services Group, Inc. (The)	169,000	20,729,540
U.S. Bancorp	579,300	27,916,467
Wells Fargo & Co.	219,100	10,586,912
		122,808,094
Beverages — 1.3%
PepsiCo, Inc.	95,800	11,740,290
Building Products — 1.3%
Johnson Controls International plc	317,300	11,721,062
Capital Markets — 4.8%
Ameriprise Financial, Inc.	102,300	13,104,630
Bank of New York Mellon Corp. (The)	367,500	18,533,025
Invesco Ltd.	561,900	10,850,289
		42,487,944
Chemicals — 0.8%
Dow, Inc.(1)(2)	8,001	413,075
DowDuPont, Inc.	188,100	6,784,767
		7,197,842
Communications Equipment — 1.5%
Cisco Systems, Inc.	244,500	13,200,555
Containers and Packaging — 0.7%
WestRock Co.	167,100	6,408,285
Diversified Telecommunication Services — 3.1%
Verizon Communications, Inc.	463,200	27,389,016
Electric Utilities — 3.9%
Eversource Energy	163,000	11,564,850
Pinnacle West Capital Corp.	96,900	9,261,702
Xcel Energy, Inc.	250,900	14,103,089
		34,929,641
Electrical Equipment — 1.9%
Eaton Corp. plc	114,100	9,191,896

10

	Shares	Value
Emerson Electric Co.	115,900	$7,935,673
		17,127,569
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	141,000	11,385,750
Energy Equipment and Services — 2.9%
Baker Hughes a GE Co.	316,500	8,773,380
Schlumberger Ltd.	396,800	17,288,576
		26,061,956
Equity Real Estate Investment Trusts (REITs) — 1.4%
Weyerhaeuser Co.	484,800	12,769,632
Food and Staples Retailing — 1.5%
Sysco Corp.	101,300	6,762,788
Walmart, Inc.	62,500	6,095,625
		12,858,413
Food Products — 3.2%
Conagra Brands, Inc.	240,300	6,665,922
Kellogg Co.	70,900	4,068,242
Mondelez International, Inc., Class A	359,900	17,966,208
		28,700,372
Health Care Equipment and Supplies — 6.5%
Hologic, Inc.(2)	151,400	7,327,760
Medtronic plc	323,800	29,491,704
Zimmer Biomet Holdings, Inc.	163,800	20,917,260
		57,736,724
Health Care Providers and Services — 2.2%
McKesson Corp.	64,500	7,550,370
Quest Diagnostics, Inc.	132,300	11,896,416
		19,446,786
Health Care Technology — 1.1%
Cerner Corp.(2)	170,800	9,771,468
Hotels, Restaurants and Leisure — 0.6%
Carnival Corp.	104,400	5,295,168
Household Durables — 0.5%
PulteGroup, Inc.	160,800	4,495,968
Household Products — 3.7%
Colgate-Palmolive Co.	140,800	9,650,432
Procter & Gamble Co. (The)	217,500	22,630,875
		32,281,307
Industrial Conglomerates — 1.1%
Siemens AG	89,900	9,675,103
Insurance — 3.5%
Aflac, Inc.	185,100	9,255,000
Chubb Ltd.	155,400	21,768,432
		31,023,432
Machinery — 2.7%
Atlas Copco AB, B Shares	498,900	12,347,336

11

	Shares	Value
Cummins, Inc.	70,800	$11,177,196
		23,524,532
Multiline Retail — 0.5%
Target Corp.	56,100	4,502,586
Oil, Gas and Consumable Fuels — 8.2%
Anadarko Petroleum Corp.	114,900	5,225,652
Chevron Corp.	200,500	24,697,590
EQT Corp.	166,000	3,442,840
Equitrans Midstream Corp.(2)	132,800	2,892,384
Noble Energy, Inc.	172,600	4,268,398
Royal Dutch Shell plc, Class B ADR	88,900	5,685,155
TOTAL SA ADR	472,000	26,266,800
		72,478,819
Personal Products — 0.7%
Unilever NV CVA	102,000	5,924,592
Pharmaceuticals — 8.6%
Allergan plc	46,500	6,808,065
Johnson & Johnson	233,700	32,668,923
Merck & Co., Inc.	159,200	13,240,664
Pfizer, Inc.	541,600	23,001,752
		75,719,404
Road and Rail — 0.5%
Union Pacific Corp.	27,900	4,664,880
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	217,100	8,610,186
Intel Corp.	443,200	23,799,840
		32,410,026
Software — 1.5%
Oracle Corp. (New York)	243,700	13,089,127
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	47,300	8,066,069
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	20,600	3,912,970
TOTAL COMMON STOCKS (Cost $734,967,125)		834,975,380
EXCHANGE-TRADED FUNDS — 2.8%
iShares Russell 1000 Value ETF (Cost $23,797,838)	199,400	24,623,906
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $20,165,513), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $19,766,546)		19,762,676
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 10/31/23, valued at $3,372,140), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $3,303,344)		3,303,000

12

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,771	$10,771
TOTAL TEMPORARY CASH INVESTMENTS (Cost $23,076,447)		23,076,447
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $781,841,410)		882,675,733
OTHER ASSETS AND LIABILITIES — 0.3%		2,779,938
TOTAL NET ASSETS — 100.0%		$885,455,671

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	745,492	USD	847,802	Credit Suisse AG	6/28/19	$(5,386)
USD	36,110,260	EUR	31,650,124	Credit Suisse AG	6/28/19	345,200
USD	4,862,539	GBP	3,668,321	JPMorgan Chase Bank N.A.	6/28/19	64,024
JPY	22,652,609	USD	206,533	Bank of America N.A.	6/28/19	(749)
USD	7,701,244	JPY	841,757,539	Bank of America N.A.	6/28/19	54,427
SEK	2,732,868	USD	296,195	Goldman Sachs & Co.	6/28/19	(330)
USD	10,230,545	SEK	93,812,052	Goldman Sachs & Co.	6/28/19	74,300
						$531,486

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $781,841,410)	$882,675,733
Receivable for investments sold	5,941,973
Receivable for capital shares sold	307,601
Unrealized appreciation on forward foreign currency exchange contracts	537,951
Dividends and interest receivable	1,589,431
891,052,689

Liabilities
Payable for investments purchased	4,767,195
Payable for capital shares redeemed	240,950
Unrealized depreciation on forward foreign currency exchange contracts	6,465
Accrued management fees	570,731
Distribution and service fees payable	11,677
5,597,018

Net Assets	$885,455,671

Net Assets Consist of:
Capital (par value and paid-in surplus)	$805,573,125
Distributable earnings	79,882,546
$885,455,671

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$673,364,977	68,343,963	$9.85
I Class, $0.01 Par Value	$18,195,641	1,845,785	$9.86
A Class, $0.01 Par Value	$34,602,836	3,513,884	$9.85*
C Class, $0.01 Par Value	$3,363,485	341,627	$9.85
R Class, $0.01 Par Value	$3,388,740	343,773	$9.86
R5 Class, $0.01 Par Value	$5,534	561	$9.86
R6 Class, $0.01 Par Value	$152,534,458	15,476,043	$9.86
*Maximum offering price $10.45 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $272,463)	$21,928,871
Interest	318,793
22,247,664

Expenses:
Management fees	6,406,176
Distribution and service fees:
A Class	95,724
C Class	41,917
R Class	19,628
Directors' fees and expenses	22,984
Other expenses	17,756
6,604,185

Net investment income (loss)	15,643,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,900,615
Forward foreign currency exchange contract transactions	5,787,544
Foreign currency translation transactions	(14,475)
20,673,684

Change in net unrealized appreciation (depreciation) on:
Investments	15,823,396
Forward foreign currency exchange contracts	505,567
Translation of assets and liabilities in foreign currencies	(2,876)
16,326,087

Net realized and unrealized gain (loss)	36,999,771

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,643,250

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$15,643,479	$18,340,782
Net realized gain (loss)	20,673,684	23,064,070
Change in net unrealized appreciation (depreciation)	16,326,087	(9,255,174)
Net increase (decrease) in net assets resulting from operations	52,643,250	32,149,678

Distributions to Shareholders
From earnings:(1)
Investor Class	(37,495,148)	(35,690,399)
I Class	(1,124,543)	(1,201,355)
A Class	(2,062,133)	(2,346,564)
C Class	(162,466)	(292,840)
R Class	(185,656)	(261,741)
R5 Class	(321)	(302)
R6 Class	(8,415,889)	(7,427,977)
Decrease in net assets from distributions	(49,446,156)	(47,221,178)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	67,697,947	(73,728,534)

Net increase (decrease) in net assets	70,895,041	(88,800,034)

Net Assets
Beginning of period	814,560,630	903,360,664
End of period	$885,455,671	$814,560,630

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(12,587,826), $(421,278), $(754,663), $(59,283), $(71,995), $(111) and $(2,988,543) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(23,102,573), $(780,077), $(1,591,901), $(233,557), $(189,746), $(191), and $(4,439,434) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

17

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period,

19

the interfund purchases and sales were $51,488,264 and $7,588,429, respectively. The effect of interfund transactions on the Statement of Operations was $49,926 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $535,297,500 and $504,436,571, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		490,000,000
Sold	8,388,545	$82,722,800	6,103,145	$61,859,119
Issued in reinvestment of distributions	3,923,361	37,145,768	3,467,863	35,365,778
Redeemed	(7,088,755)	(71,026,977)	(11,912,905)	(121,531,300)
	5,223,151	48,841,591	(2,341,897)	(24,306,403)
I Class/Shares Authorized	45,000,000		50,000,000
Sold	526,258	5,325,158	1,087,344	11,005,106
Issued in reinvestment of distributions	100,636	956,630	103,493	1,056,279
Redeemed	(831,642)	(8,420,060)	(3,291,386)	(33,238,442)
	(204,748)	(2,138,272)	(2,100,549)	(21,177,057)
A Class/Shares Authorized	45,000,000		50,000,000
Sold	501,785	5,098,258	555,637	5,621,916
Issued in reinvestment of distributions	199,627	1,888,582	210,315	2,144,020
Redeemed	(1,268,941)	(12,547,830)	(2,280,536)	(23,192,893)
	(567,529)	(5,560,990)	(1,514,584)	(15,426,957)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	109,929	1,023,092	77,488	793,302
Issued in reinvestment of distributions	13,181	124,273	23,435	238,769
Redeemed	(395,879)	(4,024,495)	(377,094)	(3,792,393)
	(272,769)	(2,877,130)	(276,171)	(2,760,322)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	85,077	844,848	92,370	939,476
Issued in reinvestment of distributions	17,752	168,221	24,340	248,316
Redeemed	(194,424)	(1,933,049)	(258,680)	(2,656,868)
	(91,595)	(919,980)	(141,970)	(1,469,076)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	498	5,000
Issued in reinvestment of distributions	33	321	30	302
	33	321	528	5,302
R6 Class/Shares Authorized	95,000,000		85,000,000
Sold	4,564,464	45,052,955	5,952,240	60,232,389
Issued in reinvestment of distributions	886,317	8,415,354	728,213	7,427,977
Redeemed	(2,346,697)	(23,115,902)	(7,495,218)	(76,254,387)
	3,104,084	30,352,407	(814,765)	(8,594,021)
Net increase (decrease)	7,190,627	$67,697,947	(7,189,408)	$(73,728,534)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$807,028,349	$27,947,031	—
Exchange-Traded Funds	24,623,906	—	—
Temporary Cash Investments	10,771	23,065,676	—
	$831,663,026	$51,012,707	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$537,951	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,465	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $65,983,641.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $537,951 in unrealized appreciation on forward foreign currency

21

exchange contracts and a liability of $6,465 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,787,544 in net realized gain (loss) on forward foreign currency exchange contract transactions and $505,567 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$15,696,058	$24,148,118
Long-term capital gains	$33,750,098	$23,073,060

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$797,505,298
Gross tax appreciation of investments	$114,142,312
Gross tax depreciation of investments	(28,971,877)
Net tax appreciation (depreciation) of investments	85,170,435
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,234)
Net tax appreciation (depreciation)	$85,167,201
Undistributed ordinary income	$1,034,083
Post-October capital loss deferral	$(6,318,738)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	1.83%	62%	$673,365
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	—	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	—	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
I Class
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	2.03%	62%	$18,196
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	—	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	—	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
A Class
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.58%	62%	$34,603
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	—	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	—	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	0.83%	62%	$3,363
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	—	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	—	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
R Class
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	62%	$3,389
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	—	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	—	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
R5 Class
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	2.03%	62%	$6
2018(3)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(5)	$5
R6 Class
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	2.18%	62%	$152,534
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	—	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	—	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $14,587,671, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $33,750,098, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 1905

Annual Report

March 31, 2019

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	0.81%	8.26%	15.17%	—	3/31/04
Russell Midcap Value Index	—	2.89%	7.21%	16.38%	—	—
I Class	AVUAX	1.07%	8.48%	15.41%	—	8/2/04
Y Class	AMVYX	1.16%	—	—	3.59%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		0.57%	8.00%	14.89%	—
With sales charge		-5.21%	6.72%	14.20%	—
C Class	ACCLX	-0.23%	7.19%	—	10.51%	3/1/10
R Class	AMVRX	0.33%	7.73%	14.60%	—	7/29/05
R5 Class	AMVGX	1.01%	—	—	3.44%	4/10/17
R6 Class	AMDVX	1.16%	8.64%	—	9.74%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $41,089

Russell Midcap Value Index — $45,626

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson and Brian Woglom

Performance Summary

Mid Cap Value returned 0.81%* for the 12-month period ended March 31, 2019. The fund’s benchmark, the Russell Midcap Value Index, returned 2.89%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s underweight and stock selection in the real estate sector detracted from relative performance. Information technology and energy were other areas of weakness. On the other hand, stock selection and our underweight in the consumer discretionary sector contributed positively to relative results. Holdings in the industrials, health care and utilities sectors were also beneficial to performance.

Real Estate, Information Technology and Energy Detracted

Throughout the year, we remained underweight in the real estate sector given our belief that valuations throughout the sector were generally extended. This sector underweight detracted from relative performance. Furthermore, our position in Weyerhaeuser, a large private owner of timberlands, negatively impacted results. The stock was pressured by a decline in timber pricing.

In the information technology sector, several holdings in the semiconductors and semiconductor equipment industry detracted from performance due to fears of capital spending declines in the memory chip market. Our underweight in the information technology sector, stemming largely from our lack of exposure to the software and information technology services industries, also weighed on performance.

A decline in the price of oil during the fourth quarter of 2018 pressured our energy holdings, including Cimarex Energy. Cimarex’s stock was also hurt by fiscal 2018 production guidance that came in below expectations. Furthermore, due to pipeline constraints, investors became concerned about the company’s ability to efficiently transport oil out of the Permian Basin. We believe those concerns were overstated and maintained a position in the company. EQT, a natural gas exploration and pipeline company, was another top detractor. The company provided disappointing guidance for cash flows in 2019 and faced challenges with the integration of assets from Rice Energy, a company that EQT acquired in late 2017.

Within the consumer staples sector, Orkla and Conagra Brands detracted from relative performance. Orkla’s stock was pressured by disappointing financial results, driven by higher food inflation and currency headwinds. However, we believe these issues are transitory and Orkla’s underlying business remains strong. Conagra underperformed due to lowered guidance on its recent acquisition of Pinnacle Foods. Conagra highlighted Pinnacle’s weak new product innovation and stated that improvement may not occur until the second half of 2019.

Financials stock Invesco was another top detractor. The asset manager underperformed due to weaker equity markets in 2018, an acceleration of net outflows and on news of its expensive acquisition of OppenheimerFunds. Paper and packaging company WestRock also underperformed due to worries that containerboard pricing and demand have peaked. Additionally, the company’s decision to acquire a smaller competitor raised concerns about the company’s debt load.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Consumer Discretionary, Industrials, Health Care and Utilities Contributed Positively

Consumer discretionary holding Advance Auto Parts was a key contributor. This retailer of aftermarket automotive replacement parts is a market share leader in a higher-quality industry. The company reported several quarters of strong results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness. Our underweight to the consumer discretionary sector was also beneficial, as many consumer discretionary stocks lagged due in part to trade tensions and investors’ concerns about a slowing global economy.

Industrials and health care were also areas of strength. Stock selection in industrials positively impacted performance, particularly within the building products industry. Our position in Johnson Controls International outperformed on speculation of a separation of the company’s buildings and battery businesses as well as better operating trends and execution. In the health care sector, hospital company LifePoint Health was a top contributor. The company outperformed on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. We eliminated LifePoint following its strong performance.

In the utilities sector, NorthWestern was a top contributor. This utility stock benefited from better-than-expected regulatory developments in proceedings in Montana and from declining longer-term interest rates. Additionally, we believe the Montana Public Service Commission should be more agreeable as the makeup of the commission changed at the end of 2018. Xcel Energy also positively impacted relative returns as the company increased its long-term growth and capital spending outlook. Like other utilities, the stock also benefited from the decline in longer-term interest rates and economic uncertainty.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of March 31, 2019, the portfolio is overweight in financials. Using our bottom-up investment approach, we have identified stocks that we believe offer attractive risk/reward profiles, particularly in the capital markets and banking industries. We are also overweight in industrials. Our analysis has led us to attractive companies within this fragmented sector, and we have avoided industrials that we believe are lower quality.

On the other hand, we ended the reporting period with a notable underweight in real estate. Our metrics show that valuations throughout the real estate sector are extended. As a result, we have only identified a few higher-quality real estate stocks with compelling valuations. The portfolio is also underweight in information technology. We believe valuations throughout the sector are generally less attractive following the sector’s strong performance during the first quarter of 2019.

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
iShares Russell Mid-Cap Value ETF	3.0%
Northern Trust Corp.	3.0%
Zimmer Biomet Holdings, Inc.	3.0%
Hubbell, Inc.	2.6%
BB&T Corp.	2.1%
Xcel Energy, Inc.	2.0%
Weyerhaeuser Co.	1.9%
Johnson Controls International plc	1.7%
Chubb Ltd.	1.5%
Southwest Airlines Co.	1.5%

Top Five Industries	% of net assets
Banks	9.4%
Capital Markets	6.7%
Electrical Equipment	6.6%
Oil, Gas and Consumable Fuels	5.2%
Insurance	5.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.5%
Foreign Common Stocks*	6.8%
Exchange-Traded Funds	3.0%
Total Equity Exposure	97.3%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$962.70	$4.75	0.97%
I Class	$1,000	$964.30	$3.77	0.77%
Y Class	$1,000	$964.40	$3.04	0.62%
A Class	$1,000	$961.50	$5.97	1.22%
C Class	$1,000	$957.60	$9.61	1.97%
R Class	$1,000	$960.90	$7.19	1.47%
R5 Class	$1,000	$963.70	$3.77	0.77%
R6 Class	$1,000	$964.40	$3.04	0.62%
Hypothetical
Investor Class	$1,000	$1,020.10	$4.89	0.97%
I Class	$1,000	$1,021.09	$3.88	0.77%
Y Class	$1,000	$1,021.84	$3.13	0.62%
A Class	$1,000	$1,018.85	$6.14	1.22%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
R5 Class	$1,000	$1,021.09	$3.88	0.77%
R6 Class	$1,000	$1,021.84	$3.13	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 94.3%
Aerospace and Defense — 0.4%
Textron, Inc.	573,517	$29,054,371
Airlines — 1.5%
Southwest Airlines Co.	2,196,844	114,038,172
Auto Components — 1.2%
Aptiv plc	237,516	18,880,147
BorgWarner, Inc.	1,793,067	68,871,703
		87,751,850
Automobiles — 1.7%
Honda Motor Co. Ltd. ADR	2,617,442	71,115,899
Thor Industries, Inc.	954,078	59,505,845
		130,621,744
Banks — 9.4%
BB&T Corp.	3,395,247	157,980,843
Comerica, Inc.	863,204	63,290,117
Commerce Bancshares, Inc.	1,273,058	73,913,747
First Hawaiian, Inc.	3,616,018	94,197,269
M&T Bank Corp.	556,923	87,448,049
Prosperity Bancshares, Inc.	610,416	42,155,329
SunTrust Banks, Inc.	590,067	34,961,470
UMB Financial Corp.	1,364,244	87,366,186
Westamerica Bancorporation	1,167,010	72,121,218
		713,434,228
Beverages — 0.5%
Molson Coors Brewing Co., Class B	610,039	36,388,826
Building Products — 1.9%
Johnson Controls International plc	3,498,383	129,230,268
Masco Corp.	466,678	18,345,112
		147,575,380
Capital Markets — 6.7%
Ameriprise Financial, Inc.	886,976	113,621,626
Invesco Ltd.	5,258,367	101,539,067
Northern Trust Corp.	2,529,810	228,720,122
State Street Corp.	1,060,563	69,795,651
		513,676,466
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	463,385	37,246,886
Containers and Packaging — 3.5%
Graphic Packaging Holding Co.	8,265,949	104,398,936
Packaging Corp. of America	510,572	50,740,645
Sonoco Products Co.	1,091,772	67,176,731

	Shares	Value
WestRock Co.	1,096,782	$42,061,590
		264,377,902
Distributors — 0.7%
Genuine Parts Co.	486,618	54,515,815
Electric Utilities — 4.6%
Edison International	834,122	51,648,834
Eversource Energy	738,556	52,400,548
Pinnacle West Capital Corp.	1,033,839	98,814,332
Xcel Energy, Inc.	2,655,732	149,278,696
		352,142,410
Electrical Equipment — 6.6%
Eaton Corp. plc	949,663	76,504,851
Emerson Electric Co.	1,394,983	95,514,486
Hubbell, Inc.	1,680,090	198,217,018
nVent Electric plc	2,468,478	66,599,537
Schneider Electric SE	791,925	62,130,646
		498,966,538
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	933,370	75,369,628
Energy Equipment and Services — 2.0%
Baker Hughes a GE Co.	3,050,289	84,554,011
Halliburton Co.	1,295,646	37,962,428
National Oilwell Varco, Inc.	1,258,896	33,536,989
		156,053,428
Equity Real Estate Investment Trusts (REITs) — 4.9%
American Tower Corp.	172,783	34,048,618
Empire State Realty Trust, Inc., Class A	2,359,296	37,276,877
MGM Growth Properties LLC, Class A	2,565,939	82,751,533
Piedmont Office Realty Trust, Inc., Class A	3,307,115	68,953,348
Weyerhaeuser Co.	5,566,793	146,629,327
		369,659,703
Food and Staples Retailing — 0.9%
Sysco Corp.	1,083,609	72,341,737
Food Products — 4.7%
Conagra Brands, Inc.	2,807,323	77,875,140
J.M. Smucker Co. (The)	361,865	42,157,273
Kellogg Co.	705,837	40,500,927
Mondelez International, Inc., Class A	1,986,098	99,146,012
Orkla ASA	13,216,116	101,439,067
		361,118,419
Gas Utilities — 1.6%
Atmos Energy Corp.	563,020	57,951,648
Spire, Inc.	746,151	61,400,766
		119,352,414
Health Care Equipment and Supplies — 4.1%
Hologic, Inc.(1)	712,021	34,461,816
Siemens Healthineers AG	1,206,568	50,281,336

	Shares	Value
Zimmer Biomet Holdings, Inc.	1,769,581	$225,975,494
		310,718,646
Health Care Providers and Services — 4.4%
Cardinal Health, Inc.	2,107,969	101,498,707
Henry Schein, Inc.(1)	928,105	55,788,392
McKesson Corp.	638,419	74,733,328
Quest Diagnostics, Inc.	1,138,460	102,370,323
		334,390,750
Health Care Technology — 1.0%
Cerner Corp.(1)	1,314,357	75,194,364
Hotels, Restaurants and Leisure — 1.7%
Carnival Corp.	1,218,192	61,786,698
Sodexo SA	624,283	68,740,431
		130,527,129
Household Durables — 1.0%
PulteGroup, Inc.	2,772,579	77,521,309
Household Products — 1.0%
Kimberly-Clark Corp.	623,888	77,299,723
Insurance — 5.1%
Aflac, Inc.	945,622	47,281,100
Arthur J. Gallagher & Co.	294,187	22,976,005
Brown & Brown, Inc.	1,417,942	41,843,468
Chubb Ltd.	828,689	116,082,755
ProAssurance Corp.	982,715	34,011,766
Reinsurance Group of America, Inc.	519,801	73,801,346
Torchmark Corp.	312,526	25,611,506
Travelers Cos., Inc. (The)	199,600	27,377,136
		388,985,082
Machinery — 3.7%
Atlas Copco AB, B Shares	2,416,635	59,809,591
Cummins, Inc.	629,385	99,361,010
IMI plc	6,026,961	75,201,211
PACCAR, Inc.	725,578	49,440,885
		283,812,697
Multi-Utilities — 3.2%
Ameren Corp.	1,145,831	84,275,870
NorthWestern Corp.	1,538,815	108,347,964
WEC Energy Group, Inc.	657,275	51,977,307
		244,601,141
Multiline Retail — 0.7%
Target Corp.	706,445	56,699,276
Oil, Gas and Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	1,145,451	52,095,112
Cimarex Energy Co.	785,537	54,909,036
Devon Energy Corp.	2,426,484	76,579,835
EQT Corp.	2,702,862	56,057,358
Equitrans Midstream Corp.	2,162,289	47,094,654

	Shares/Principal Amount	Value
Imperial Oil Ltd.	1,191,609	$32,528,826
Noble Energy, Inc.	3,048,527	75,390,073
		394,654,894
Road and Rail — 1.0%
Heartland Express, Inc.	3,967,411	76,491,684
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	2,173,864	86,215,446
Maxim Integrated Products, Inc.	1,741,805	92,611,772
Microchip Technology, Inc.	732,528	60,770,523
Teradyne, Inc.	1,007,390	40,134,418
		279,732,159
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	479,306	81,736,052
Technology Hardware, Storage and Peripherals — 0.7%
HP, Inc.	2,717,632	52,803,590
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	5,644,927	75,359,775
Trading Companies and Distributors — 1.4%
MSC Industrial Direct Co., Inc., Class A	1,256,314	103,909,731
TOTAL COMMON STOCKS (Cost $6,444,954,795)		7,178,123,919
EXCHANGE-TRADED FUNDS — 3.0%
iShares Russell Mid-Cap Value ETF (Cost $221,384,420)	2,642,457	229,523,815
TEMPORARY CASH INVESTMENTS — 2.6%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(2)	$100,000,000	100,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $84,391,552), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $82,721,897)		82,705,700
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $14,102,823), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $13,825,440)		13,824,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	43,869	43,869
TOTAL TEMPORARY CASH INVESTMENTS (Cost $196,573,569)		196,573,569
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $6,862,912,784)		7,604,221,303
OTHER ASSETS AND LIABILITIES — 0.1%		8,372,630
TOTAL NET ASSETS — 100.0%		$7,612,593,933

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,347,114	USD	1,008,464	Morgan Stanley	6/28/19	$1,778
USD	28,124,286	CAD	37,658,419	Morgan Stanley	6/28/19	(116,918)
EUR	4,137,260	USD	4,676,792	Credit Suisse AG	6/28/19	(1,633)
USD	159,226,531	EUR	139,559,768	Credit Suisse AG	6/28/19	1,522,143
GBP	1,408,802	USD	1,871,533	JPMorgan Chase Bank N.A.	6/28/19	(28,685)
USD	65,597,943	GBP	49,487,377	JPMorgan Chase Bank N.A.	6/28/19	863,710
USD	44,038,582	JPY	4,813,483,066	Bank of America N.A.	6/28/19	311,237
NOK	17,475,543	USD	2,030,412	Goldman Sachs & Co.	6/28/19	2,520
USD	88,162,823	NOK	749,463,344	Goldman Sachs & Co.	6/28/19	977,637
USD	50,839,388	SEK	466,187,016	Goldman Sachs & Co.	6/28/19	369,226
						$3,901,015

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $6,862,912,784)	$7,604,221,303
Receivable for investments sold	17,459,774
Receivable for capital shares sold	6,364,488
Unrealized appreciation on forward foreign currency exchange contracts	4,048,251
Dividends and interest receivable	13,641,425
7,645,735,241

Liabilities
Payable for investments purchased	16,011,601
Payable for capital shares redeemed	11,374,011
Unrealized depreciation on forward foreign currency exchange contracts	147,236
Accrued management fees	5,409,025
Distribution and service fees payable	199,435
33,141,308

Net Assets	$7,612,593,933

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,009,260,768
Distributable earnings	603,333,165
$7,612,593,933

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,514,131,423	231,273,232	$15.19
I Class, $0.01 Par Value	$1,535,449,317	100,983,100	$15.21
Y Class, $0.01 Par Value	$16,061,280	1,055,880	$15.21
A Class, $0.01 Par Value	$358,500,377	23,644,306	$15.16*
C Class, $0.01 Par Value	$94,909,532	6,334,232	$14.98
R Class, $0.01 Par Value	$96,701,205	6,397,609	$15.12
R5 Class, $0.01 Par Value	$58,526,051	3,847,926	$15.21
R6 Class, $0.01 Par Value	$1,938,314,748	127,491,274	$15.20
* Maximum offering price $16.08 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (including $2,289,573 from affiliates and net of foreign taxes withheld of $1,394,910)	$182,318,264
Interest	3,820,384
186,138,648

Expenses:
Management fees	70,168,557
Distribution and service fees:
A Class	1,115,724
C Class	1,181,295
R Class	528,497
Directors' fees and expenses	220,918
Other expenses	4,173
73,219,164
Fees waived(1)	(2,950,612)
70,268,552

Net investment income (loss)	115,870,096

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $39,419,773 from affiliates)	453,359,597
Forward foreign currency exchange contract transactions	27,393,784
Foreign currency translation transactions	(28,585)
480,724,796

Change in net unrealized appreciation (depreciation) on:
Investments (including $4,100,285 from affiliates)	(535,709,317)
Forward foreign currency exchange contracts	3,368,027
Translation of assets and liabilities in foreign currencies	(2,441)
(532,343,731)

Net realized and unrealized gain (loss)	(51,618,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,251,161

(1)	Amount consists of $1,425,370, $640,887, $2,537, $168,462, $44,347, $39,356, $14,993 and $614,660 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$115,870,096	$142,330,750
Net realized gain (loss)	480,724,796	767,738,192
Change in net unrealized appreciation (depreciation)	(532,343,731)	(425,161,721)
Net increase (decrease) in net assets resulting from operations	64,251,161	484,907,221

Distributions to Shareholders
From earnings:(1)
Investor Class	(421,857,048)	(397,967,429)
I Class	(199,006,704)	(181,184,424)
Y Class	(1,294,431)	(1,501)
A Class	(45,643,306)	(54,304,797)
C Class	(11,830,967)	(12,007,752)
R Class	(11,094,927)	(11,490,512)
R5 Class	(5,849,134)	(11,797)
R6 Class	(196,398,747)	(135,258,598)
Decrease in net assets from distributions	(892,975,264)	(792,226,810)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	50,729,211	(240,542,398)

Net increase (decrease) in net assets	(777,994,892)	(547,861,987)

Net Assets
Beginning of period	8,390,588,825	8,938,450,812
End of period	$7,612,593,933	$8,390,588,825

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(69,026,226), $(33,335,729), $(1,106), $(8,178,699), $(902,988), $(1,415,843), $(1,629) and $(26,678,396) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(328,941,203), $(147,848,695), $(395), $(46,126,098), $(11,104,764), $(10,074,669), $(10,168) and $(108,580,202) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.05% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

20

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.00%	0.96%
I Class	0.80%	0.76%
Y Class	0.65%	0.61%
A Class	1.00%	0.96%
C Class	1.00%	0.96%
R Class	1.00%	0.96%
R5 Class	0.80%	0.76%
R6 Class	0.65%	0.61%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $45,475,359 and $78,960,237, respectively. The effect of interfund transactions on the Statement of Operations was $10,938,460 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $4,117,512,964 and $4,816,954,440, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,600,000,000		1,500,000,000
Sold	29,281,089	$479,115,289	52,148,585	$926,733,097
Issued in reinvestment of distributions	28,900,782	417,721,419	22,618,241	394,404,052
Redeemed	(73,978,700)	(1,211,860,870)	(92,664,226)	(1,650,942,627)
	(15,796,829)	(315,024,162)	(17,897,400)	(329,805,478)
I Class/Shares Authorized	800,000,000		800,000,000
Sold	26,204,693	432,486,638	46,014,891	820,456,378
Issued in reinvestment of distributions	12,535,312	181,672,401	9,275,295	161,888,494
Redeemed	(42,594,448)	(674,728,415)	(42,062,105)	(753,279,422)
	(3,854,443)	(60,569,376)	13,228,081	229,065,450
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	1,238,573	20,627,236	33,331	582,885
Issued in reinvestment of distributions	81,860	1,181,629	86	1,501
Redeemed	(297,967)	(4,892,427)	(3)	(58)
	1,022,466	16,916,438	33,414	584,328
A Class/Shares Authorized	225,000,000		300,000,000
Sold	4,440,855	71,286,193	6,291,603	111,898,706
Issued in reinvestment of distributions	2,919,299	42,024,485	2,914,841	50,699,575
Redeemed	(15,370,108)	(251,287,162)	(33,324,071)	(593,005,750)
	(8,009,954)	(137,976,484)	(24,117,627)	(430,407,469)
C Class/Shares Authorized	60,000,000		60,000,000
Sold	275,778	4,299,710	386,424	6,784,394
Issued in reinvestment of distributions	791,241	11,153,466	658,516	11,314,159
Redeemed	(2,735,564)	(42,650,699)	(2,194,984)	(38,644,638)
	(1,668,545)	(27,197,523)	(1,150,044)	(20,546,085)
R Class/Shares Authorized	60,000,000		60,000,000
Sold	1,151,992	18,427,617	907,607	16,056,712
Issued in reinvestment of distributions	771,057	11,028,708	657,132	11,386,397
Redeemed	(2,578,965)	(42,234,447)	(3,086,353)	(54,812,335)
	(655,916)	(12,778,122)	(1,521,614)	(27,369,226)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	3,908,660	66,466,749	22,773	411,867
Issued in reinvestment of distributions	404,046	5,849,134	677	11,797
Redeemed	(483,091)	(7,788,943)	(5,139)	(91,450)
	3,829,615	64,526,940	18,311	332,214
R6 Class/Shares Authorized	700,000,000		440,000,000
Sold	45,719,202	718,717,319	37,989,352	680,475,487
Issued in reinvestment of distributions	13,543,023	196,398,747	7,747,040	135,258,598
Redeemed	(24,053,371)	(392,284,566)	(26,731,710)	(478,130,217)
	35,208,854	522,831,500	19,004,682	337,603,868
Net increase (decrease)	10,075,248	$50,729,211	(12,402,197)	$(240,542,398)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Electrical Equipment	$436,835,892	$62,130,646	—
Food Products	259,679,352	101,439,067	—
Health Care Equipment and Supplies	260,437,310	50,281,336	—
Hotels, Restaurants and Leisure	61,786,698	68,740,431	—
Machinery	148,801,895	135,010,802	—
Oil, Gas and Consumable Fuels	362,126,068	32,528,826	—
Other Industries	5,198,325,596	—	—
Exchange-Traded Funds	229,523,815	—	—
Temporary Cash Investments	43,869	196,529,700	—
	$6,957,560,495	$646,660,808	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,048,251	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$147,236	—

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7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2019 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
LifePoint Health, Inc.(1)(2)	$101,555	$1,662	$105,152	$1,935	—	—	$36,316	—
Westamerica Bancorporation(1)	87,018	4,968	22,030	2,165	(1)	(1)	3,104	$2,290
	$188,573	$6,630	$127,182	$4,100	—	—	$39,420	$2,290

(1)	Company was not an affiliate at March 31, 2019.

(2)	Non-income producing.

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $425,608,367.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $4,048,251 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $147,236 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $27,393,784 in net realized gain (loss) on forward foreign currency exchange contract transactions and $3,368,027 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$172,249,185	$220,320,242
Long-term capital gains	$720,726,079	$571,906,568

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,984,967,528
Gross tax appreciation of investments	$1,048,047,890
Gross tax depreciation of investments	(428,794,115)
Net tax appreciation (depreciation) of investments	619,253,775
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,660)
Net tax appreciation (depreciation)	$619,252,115
Undistributed ordinary income	$7,823,419
Post-October capital loss deferral	$(23,742,369)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
I Class
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
Y Class
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
2018(3)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(5)	$572

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
C Class
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
R Class
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
2018(3)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(5)	$313
R6 Class
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $147,630,756, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $63,977,583 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $720,726,079, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

34

Notes

35

Notes
36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 1905

Annual Report

March 31, 2019

NT Large Company Value Fund
G Class (ACLLX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLLX	7.02%	7.10%	13.40%	5/12/06
Russell 1000 Value Index	—	5.67%	7.72%	14.51%	—
S&P 500 Index	—	9.50%	10.90%	15.91%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009

Value on March 31, 2019
G Class — $35,186

Russell 1000 Value Index — $38,803

S&P 500 Index — $43,809

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Woglom and Phil Davidson

Effective April 2019, portfolio manager Phil Sundell will join the fund's management team.

Performance Summary

NT Large Company Value returned 7.02%* for the 12-month period ended March 31, 2019. The fund’s benchmark, the Russell 1000 Value Index, returned 5.67%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s holdings in the consumer staples, health care and consumer discretionary sectors were among the key drivers of relative performance. The fund’s overweight to the health care sector was also beneficial. On the other hand, stock selection in energy, underweights to the real estate and utilities sectors and holdings in the materials and financials sectors detracted from relative results.

Consumer Staples, Health Care and Consumer Discretionary Contributed

Holdings in the consumer staples sector positively impacted relative performance, including Procter & Gamble. This large consumer packaged goods company posted its highest organic growth rate in nearly five years, benefiting from recent investments in product enhancements and product pricing. Importantly, Procter & Gamble is stabilizing and improving market share in many key products.

Our portfolio’s overweight in health care aided performance. Additionally, several of our health care holdings outperformed during the trailing 12-month period, including pharmaceutical companies Merck & Co. and Pfizer. Merck outperformed after it reported solid financial results, raised its dividend and announced a share buyback. Also, competitor AstraZeneca announced a lung cancer trial failure, which cemented Merck’s dominance in the lung cancer space with its drug, Keytruda. Pfizer’s stock was supported by solid data on Tafamidis, its cardiomyopathy drug, and by its generally strong drug pipeline.

Consumer discretionary holding Advance Auto Parts was another top individual contributor. This retailer of aftermarket replacement parts is a market share leader in a higher-quality industry. Extreme winter storms in the Northeastern U.S. helped drive better-than-expected results for the company. Advance Auto Parts also raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

While overall stock selection in the energy sector weighed on performance, Occidental Petroleum was a notable contributor. The stock of this large integrated energy company appreciated meaningfully as its management team executed on its plans to restore profitability to Occidental’s upstream business. We exited the position on strength in the stock price.

Energy, Real Estate, Materials and Utilities Detracted

A few of our energy holdings were key detractors from relative performance, including Schlumberger. The recovery in the oil field services markets has perpetually disappointed investors. In particular, the non-U.S. oil field services markets, a historic stronghold for Schlumberger, have failed to stage a meaningful recovery. As a result, industry participants have been bidding contracts aggressively in an attempt to maintain operations, which has weighed on the revenue growth and profitability of Schlumberger and its peers. We still think Schlumberger is

*Fund returns would have been lower if a portion of the fees had not been waived.

3

the best oil field services company, and we continue to hold the stock as of period-end. Noble Energy was another detractor. Its stock fell significantly during the second half of 2018 as lower commodity prices weighed on the free cash flow and return on invested capital potential of the business.

Our underweights to the real estate and utilities sectors also negatively impacted relative results. These underweights were the result of our bottom-up investment approach; our metrics indicated that many stocks in these sectors remained overvalued throughout the trailing 12-month period. Despite these generally inflated valuations, investors favored the more defensive utilities sector as the market declined in the fourth quarter of 2018. Furthermore, a decline in interest rates in the first quarter of 2019 helped propel stocks in the real estate sector.

Within the materials sector, our position in WestRock, a paper and packaging company, weighed on the fund’s performance. The stock underperformed due to worries that containerboard pricing and demand have peaked. Also, the company’s decision to acquire a smaller competitor raised concerns about the company’s debt load.

Furthermore, asset manager Invesco was a top detractor from performance. Invesco underperformed due to weaker equity markets in 2018, an acceleration of net outflows and on news of its expensive acquisition of OppenheimerFunds.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of March 31, 2019, our portfolio is overweight in the health care and consumer staples sectors. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the pharmaceuticals and health care equipment and supplies industries. The consumer staples sector is comprised of companies with diverging strategies and fundamental outlooks. We believe we have identified some of the more diversified, stronger companies with better balance sheets to help navigate a tougher competitive environment.

Conversely, the portfolio is underweight in communication services and real estate. As of period-end, our only position in the communication services sector is Verizon Communications. We believe Verizon offers relative stability and balance sheet strength. Our analysis shows that many other communication services stocks have volatile business models and higher levels of leverage. Additionally, because it has been difficult for us to find higher-quality real estate stocks selling at attractive valuations, Weyerhaeuser is our only real estate holding as of the end of the reporting period.

4

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
Johnson & Johnson	3.7%
JPMorgan Chase & Co.	3.6%
Medtronic plc	3.3%
U.S. Bancorp	3.1%
Verizon Communications, Inc.	3.1%
TOTAL SA ADR	3.0%
Chevron Corp.	2.8%
iShares Russell 1000 Value ETF	2.8%
Intel Corp.	2.7%
Pfizer, Inc.	2.6%

Top Five Industries	% of net assets
Banks	13.9%
Pharmaceuticals	8.5%
Oil, Gas and Consumable Fuels	8.2%
Health Care Equipment and Supplies	6.5%
Capital Markets	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.3%
Foreign Common Stocks*	7.8%
Exchange-Traded Funds	2.8%
Total Equity Exposure	96.9%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$990.30	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,024.93	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 94.1%
Air Freight and Logistics — 1.0%
United Parcel Service, Inc., Class B	144,000	$16,090,560
Airlines — 1.2%
Southwest Airlines Co.	361,700	18,775,847
Auto Components — 0.7%
BorgWarner, Inc.	313,200	12,030,012
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	573,500	15,581,995
Banks — 13.9%
Bank of America Corp.	681,900	18,813,621
BB&T Corp.	860,100	40,020,453
JPMorgan Chase & Co.	569,800	57,680,854
PNC Financial Services Group, Inc. (The)	310,100	38,036,866
U.S. Bancorp	1,058,000	50,985,020
Wells Fargo & Co.	402,000	19,424,640
		224,961,454
Beverages — 1.3%
PepsiCo, Inc.	176,300	21,605,565
Building Products — 1.3%
Johnson Controls International plc	588,500	21,739,190
Capital Markets — 4.8%
Ameriprise Financial, Inc.	186,900	23,941,890
Bank of New York Mellon Corp. (The)	673,500	33,964,605
Invesco Ltd.	1,029,700	19,883,507
		77,790,002
Chemicals — 0.8%
Dow, Inc.(1)(2)	14,701	758,995
DowDuPont, Inc.	345,100	12,447,757
		13,206,752
Communications Equipment — 1.5%
Cisco Systems, Inc.	449,200	24,252,308
Containers and Packaging — 0.7%
WestRock Co.	305,400	11,712,090
Diversified Telecommunication Services — 3.1%
Verizon Communications, Inc.	846,800	50,071,284
Electric Utilities — 3.9%
Eversource Energy	297,300	21,093,435
Pinnacle West Capital Corp.	177,600	16,975,008
Xcel Energy, Inc.	457,700	25,727,317
		63,795,760
Electrical Equipment — 1.9%
Eaton Corp. plc	208,400	16,788,704

7

	Shares	Value
Emerson Electric Co.	212,400	$14,543,028
		31,331,732
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	258,000	20,833,500
Energy Equipment and Services — 2.9%
Baker Hughes a GE Co.	577,600	16,011,072
Schlumberger Ltd.	727,200	31,684,104
		47,695,176
Equity Real Estate Investment Trusts (REITs) — 1.4%
Weyerhaeuser Co.	884,300	23,292,462
Food and Staples Retailing — 1.5%
Sysco Corp.	185,000	12,350,600
Walmart, Inc.	114,000	11,118,420
		23,469,020
Food Products — 3.3%
Conagra Brands, Inc.	440,400	12,216,696
Kellogg Co.	137,400	7,884,012
Mondelez International, Inc., Class A	658,000	32,847,360
		52,948,068
Health Care Equipment and Supplies — 6.5%
Hologic, Inc.(2)	276,700	13,392,280
Medtronic plc	591,000	53,828,280
Zimmer Biomet Holdings, Inc.	299,000	38,182,300
		105,402,860
Health Care Providers and Services — 2.2%
McKesson Corp.	117,700	13,777,962
Quest Diagnostics, Inc.	241,800	21,742,656
		35,520,618
Health Care Technology — 1.1%
Cerner Corp.(2)	313,200	17,918,172
Hotels, Restaurants and Leisure — 0.6%
Carnival Corp.	191,300	9,702,736
Household Durables — 0.5%
PulteGroup, Inc.	294,000	8,220,240
Household Products — 3.6%
Colgate-Palmolive Co.	261,600	17,930,064
Procter & Gamble Co. (The)	396,700	41,276,635
		59,206,699
Industrial Conglomerates — 1.1%
Siemens AG	164,100	17,660,561
Insurance — 3.5%
Aflac, Inc.	337,600	16,880,000
Chubb Ltd.	284,800	39,894,784
		56,774,784
Machinery — 2.7%
Atlas Copco AB, B Shares	914,000	22,620,696

8

	Shares	Value
Cummins, Inc.	129,200	$20,396,804
		43,017,500
Multiline Retail — 0.5%
Target Corp.	102,400	8,218,624
Oil, Gas and Consumable Fuels — 8.2%
Anadarko Petroleum Corp.	210,600	9,578,088
Chevron Corp.	367,400	45,256,332
EQT Corp.	321,700	6,672,058
Equitrans Midstream Corp.	249,800	5,440,644
Noble Energy, Inc.	321,400	7,948,222
Royal Dutch Shell plc, Class B ADR	169,200	10,820,340
TOTAL SA ADR	865,000	48,137,250
		133,852,934
Personal Products — 0.7%
Unilever NV CVA	186,400	10,826,901
Pharmaceuticals — 8.5%
Allergan plc	85,000	12,444,850
Johnson & Johnson	426,500	59,620,434
Merck & Co., Inc.	291,700	24,260,689
Pfizer, Inc.	992,300	42,142,981
		138,468,954
Road and Rail — 0.5%
Union Pacific Corp.	51,000	8,527,200
Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials, Inc.	397,900	15,780,714
Intel Corp.	808,400	43,411,080
		59,191,794
Software — 1.5%
Oracle Corp. (New York)	444,800	23,890,208
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	86,600	14,767,898
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	37,700	7,161,115
TOTAL COMMON STOCKS (Cost $1,266,507,640)		1,529,512,575
EXCHANGE-TRADED FUNDS — 2.8%
iShares Russell 1000 Value ETF (Cost $43,249,477)	364,200	44,975,058
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $40,204,776), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $39,409,339)		39,401,623
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $6,721,432), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $6,586,686)		6,586,000

9

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	20,780	$20,780
TOTAL TEMPORARY CASH INVESTMENTS (Cost $46,008,403)		46,008,403
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,355,765,520)		1,620,496,036
OTHER ASSETS AND LIABILITIES — 0.3%		4,151,844
TOTAL NET ASSETS — 100.0%		$1,624,647,880

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,484,964	USD	1,688,758	Credit Suisse AG	6/28/19	$(10,728)
USD	66,005,801	EUR	57,853,137	Credit Suisse AG	6/28/19	630,989
USD	1,706,830	EUR	1,509,924	Credit Suisse AG	6/28/19	596
USD	9,254,686	GBP	6,981,776	JPMorgan Chase Bank N.A.	6/28/19	121,854
JPY	41,484,211	USD	378,228	Bank of America N.A.	6/28/19	(1,371)
JPY	36,713,312	USD	333,688	Bank of America N.A.	6/28/19	(172)
USD	14,103,455	JPY	1,541,528,740	Bank of America N.A.	6/28/19	99,674
SEK	4,405,708	USD	477,502	Goldman Sachs & Co.	6/28/19	(533)
USD	18,677,130	SEK	171,265,548	Goldman Sachs & Co.	6/28/19	135,645
						$975,954

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $1,355,765,520)	$1,620,496,036
Receivable for investments sold	9,971,303
Unrealized appreciation on forward foreign currency exchange contracts	988,758
Dividends and interest receivable	2,959,610
1,634,415,707

Liabilities
Payable for investments purchased	9,741,755
Payable for capital shares redeemed	13,268
Unrealized depreciation on forward foreign currency exchange contracts	12,804
9,767,827

Net Assets	$1,624,647,880

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,200,000,000
Shares outstanding	150,987,511

Net Asset Value Per Share	$10.76

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,401,496,111
Distributable earnings	223,151,769
$1,624,647,880

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $550,398)	$46,081,029
Interest	517,358
46,598,387

Expenses:
Management fees	8,412,918
Directors' fees and expenses	49,249
Other expenses	27,035
8,489,202
Fees waived	(8,412,918)
76,284

Net investment income (loss)	46,522,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	68,241,025
Forward foreign currency exchange contract transactions	12,818,231
Foreign currency translation transactions	(29,599)
81,029,657

Change in net unrealized appreciation (depreciation) on:
Investments	(2,944,465)
Forward foreign currency exchange contracts	915,665
Translation of assets and liabilities in foreign currencies	(6,616)
(2,035,416)

Net realized and unrealized gain (loss)	78,994,241

Net Increase (Decrease) in Net Assets Resulting from Operations	$125,516,344

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$46,522,103	$52,692,019
Net realized gain (loss)	81,029,657	96,409,995
Change in net unrealized appreciation (depreciation)	(2,035,416)	(62,140,801)
Net increase (decrease) in net assets resulting from operations	125,516,344	86,961,213

Distributions to Shareholders
From earnings:(1)
G Class	(163,394,016)	(195,765,168)
R6 Class	—	(1,038,414)
Decrease in net assets from distributions	(163,394,016)	(196,803,582)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(223,801,927)	89,662,460

Net increase (decrease) in net assets	(261,679,599)	(20,179,909)

Net Assets
Beginning of period	1,886,327,479	1,906,507,388
End of period	$1,624,647,880	$1,886,327,479

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(49,067,307) and $(1,038,414) for G Class and R6 Class, respectively. Distributions from net realized gains were $(146,697,861) for G Class.

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

14

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2019 was 0.48% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $18,573,655 and $64,198,752, respectively. The effect of interfund transactions on the Statement of Operations was $(2,665,314) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $967,160,218 and $1,309,700,674, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	1,200,000,000		920,000,000
Sold	9,170,897	$96,025,056	36,358,869	$431,890,150
Issued in reinvestment of distributions	15,707,058	163,394,016	16,806,758	195,765,168
Redeemed	(42,728,213)	(483,220,999)	(27,835,044)	(332,586,166)
	(17,850,258)	(223,801,927)	25,330,583	295,069,152
R6 Class/Shares Authorized	N/A		N/A
Sold			2,076,788	24,637,192
Issued in reinvestment of distributions			87,042	1,038,414
Redeemed			(19,287,096)	(231,082,298)
			(17,123,266)	(205,406,692)
Net increase (decrease)	(17,850,258)	$(223,801,927)	8,207,317	$89,662,460

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,478,404,417	$51,108,158	—
Exchange-Traded Funds	44,975,058	—	—
Temporary Cash Investments	20,780	45,987,623	—
	$1,523,400,255	$97,095,781	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$988,758	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,804	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $140,434,096.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $988,758 in unrealized appreciation on forward foreign currency

17

exchange contracts and a liability of $12,804 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $12,818,231 in net realized gain (loss) on forward foreign currency exchange contract transactions and $915,665 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$47,275,451	$71,510,035
Long-term capital gains	$116,118,565	$125,293,547

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,397,617,028
Gross tax appreciation of investments	$269,834,829
Gross tax depreciation of investments	(46,955,821)
Net tax appreciation (depreciation) of investments	222,879,008
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,453)
Net tax appreciation (depreciation)	$222,871,555
Undistributed ordinary income	$2,545,458
Post-October capital loss deferral	$(2,265,244)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$11.17	0.30	0.41	0.71	(0.30)	(0.82)	(1.12)	$10.76	7.02%	0.00%(3)	0.48%	2.64%	2.16%	56%	$1,624,648
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%	0.53%	2.68%	2.35%	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	0.63%	2.17%	2.17%	79%	$1,703,216
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	0.64%	1.57%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	0.64%	1.52%	1.52%	68%	$1,391,730

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $33,081,092, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $116,118,565, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

The fund hereby designates $5,907 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92290 1905

Annual Report

March 31, 2019

NT Mid Cap Value Fund
G Class (ACLMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLMX	1.87%	8.82%	15.65%	5/12/06
Russell Midcap Value Index	—	2.89%	7.21%	16.38%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009

Value on March 31, 2019
G Class — $42,852

Russell Midcap Value Index — $45,626

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson and Brian Woglom

Performance Summary

NT Mid Cap Value returned 1.87%* for the 12-month period ended March 31, 2019. The fund’s benchmark, the Russell Midcap Value Index, returned 2.89%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s underweight and stock selection in the real estate sector detracted from relative performance. Information technology and energy were other areas of weakness. On the other hand, stock selection and our underweight in the consumer discretionary sector contributed positively to relative results. Holdings in the industrials, health care and utilities sectors were also beneficial to performance.

Real Estate, Information Technology and Energy Detracted

Throughout the year, we remained underweight in the real estate sector given our belief that valuations throughout the sector were generally extended. This sector underweight detracted from relative performance. Furthermore, our position in Weyerhaeuser, a large private owner of timberlands, negatively impacted results. The stock was pressured by a decline in timber pricing.

In the information technology sector, several holdings in the semiconductors and semiconductor equipment industry detracted from performance due to fears of capital spending declines in the memory chip market. Our underweight in the information technology sector, stemming largely from our lack of exposure to the software and information technology services industries, also weighed on performance.

A decline in the price of oil during the fourth quarter of 2018 pressured our energy holdings, including Cimarex Energy. Cimarex’s stock was also hurt by fiscal 2018 production guidance that came in below expectations. Furthermore, due to pipeline constraints, investors became concerned about the company’s ability to efficiently transport oil out of the Permian Basin. We believe those concerns were overstated and maintained a position in the company. EQT, a natural gas exploration and pipeline company, was another top detractor. The company provided disappointing guidance for cash flows in 2019 and faced challenges with the integration of assets from Rice Energy, a company that EQT acquired in late 2017.

Within the consumer staples sector, Orkla and Conagra Brands detracted from relative performance. Orkla’s stock was pressured by disappointing financial results, driven by higher food inflation and currency headwinds. However, we believe these issues are transitory and Orkla’s underlying business remains strong. Conagra underperformed due to lowered guidance on its recent acquisition of Pinnacle Foods. Conagra highlighted Pinnacle’s weak new product innovation and stated that improvement may not occur until the second half of 2019.

Financials stock Invesco was another top detractor. The asset manager underperformed due to weaker equity markets in 2018, an acceleration of net outflows and on news of its expensive acquisition of OppenheimerFunds. Paper and packaging company WestRock also underperformed due to worries that containerboard pricing and demand have peaked. Additionally, the company’s decision to acquire a smaller competitor raised concerns about the company’s debt load.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Consumer Discretionary, Industrials, Health Care and Utilities Contributed Positively

Consumer discretionary holding Advance Auto Parts was a key contributor. This retailer of aftermarket automotive replacement parts is a market share leader in a higher-quality industry. The company reported several quarters of strong results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness. Our underweight to the consumer discretionary sector was also beneficial, as many consumer discretionary stocks lagged due in part to trade tensions and investors’ concerns about a slowing global economy.

Industrials and health care were also areas of strength. Stock selection in industrials positively impacted performance, particularly within the building products industry. Our position in Johnson Controls International outperformed on speculation of a separation of the company’s buildings and battery businesses as well as better operating trends and execution. In the health care sector, hospital company LifePoint Health was a top contributor. The company outperformed on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. We eliminated LifePoint following its strong performance.

In the utilities sector, NorthWestern was a top contributor. This utility stock benefited from better-than-expected regulatory developments in proceedings in Montana and from declining longer-term interest rates. Additionally, we believe the Montana Public Service Commission should be more agreeable as the makeup of the commission changed at the end of 2018. Xcel Energy also positively impacted relative returns as the company increased its long-term growth and capital spending outlook. Like other utilities, the stock also benefited from the decline in longer-term interest rates and economic uncertainty.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of March 31, 2019, the portfolio is overweight in financials. Using our bottom-up investment approach, we have identified stocks that we believe offer attractive risk/reward profiles, particularly in the capital markets and banking industries. We are also overweight in industrials. Our analysis has led us to attractive companies within this fragmented sector, and we have avoided industrials that we believe are lower quality.

On the other hand, we ended the reporting period with a notable underweight in real estate. Our metrics show that valuations throughout the real estate sector are extended. As a result, we have only identified a few higher-quality real estate stocks with compelling valuations. The portfolio is also underweight in information technology. We believe valuations throughout the sector are generally less attractive following the sector’s strong performance during the first quarter of 2019.

4

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
iShares Russell Mid-Cap Value ETF	3.0%
Northern Trust Corp.	3.0%
Zimmer Biomet Holdings, Inc.	3.0%
Hubbell, Inc.	2.6%
BB&T Corp.	2.1%
Xcel Energy, Inc.	1.9%
Weyerhaeuser Co.	1.9%
Johnson Controls International plc	1.7%
Chubb Ltd.	1.5%
Southwest Airlines Co.	1.5%

Top Five Industries	% of net assets
Banks	9.3%
Capital Markets	6.7%
Electrical Equipment	6.6%
Oil, Gas and Consumable Fuels	5.2%
Insurance	5.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.1%
Foreign Common Stocks*	6.9%
Exchange-Traded Funds	3.0%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$968.30	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,024.93	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 94.0%
Aerospace and Defense — 0.4%
Textron, Inc.	71,916	$3,643,265
Airlines — 1.5%
Southwest Airlines Co.	267,506	13,886,236
Auto Components — 1.1%
Aptiv plc	28,892	2,296,625
BorgWarner, Inc.	216,933	8,332,397
		10,629,022
Automobiles — 1.7%
Honda Motor Co. Ltd. ADR	315,668	8,576,699
Thor Industries, Inc.	116,264	7,251,386
		15,828,085
Banks — 9.3%
BB&T Corp.	412,813	19,208,189
Comerica, Inc.	105,397	7,727,708
Commerce Bancshares, Inc.	153,275	8,899,147
First Hawaiian, Inc.	435,366	11,341,284
M&T Bank Corp.	68,423	10,743,779
Prosperity Bancshares, Inc.	76,587	5,289,098
SunTrust Banks, Inc.	71,163	4,216,408
UMB Financial Corp.	166,915	10,689,237
Westamerica Bancorporation	143,685	8,879,733
		86,994,583
Beverages — 0.5%
Molson Coors Brewing Co., Class B	75,705	4,515,803
Building Products — 1.9%
Johnson Controls International plc	429,152	15,852,875
Masco Corp.	56,981	2,239,923
		18,092,798
Capital Markets — 6.7%
Ameriprise Financial, Inc.	107,844	13,814,816
Invesco Ltd.	638,086	12,321,441
Northern Trust Corp.	308,531	27,894,288
State Street Corp.	129,240	8,505,284
		62,535,829
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	56,484	4,540,184
Containers and Packaging — 3.5%
Graphic Packaging Holding Co.	1,011,248	12,772,062
Packaging Corp. of America	61,956	6,157,187
Sonoco Products Co.	133,199	8,195,735

7

	Shares	Value
WestRock Co.	133,091	$5,104,040
		32,229,024
Distributors — 0.7%
Genuine Parts Co.	59,347	6,648,644
Electric Utilities — 4.6%
Edison International	102,477	6,345,376
Eversource Energy	89,005	6,314,905
Pinnacle West Capital Corp.	124,473	11,897,129
Xcel Energy, Inc.	319,748	17,973,035
		42,530,445
Electrical Equipment — 6.6%
Eaton Corp. plc	116,487	9,384,193
Emerson Electric Co.	170,327	11,662,290
Hubbell, Inc.	204,275	24,100,364
nVent Electric plc	305,794	8,250,322
Schneider Electric SE	96,694	7,586,149
		60,983,318
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	112,377	9,074,443
Energy Equipment and Services — 2.1%
Baker Hughes a GE Co.	374,042	10,368,444
Halliburton Co.	161,179	4,722,545
National Oilwell Varco, Inc.	152,718	4,068,407
		19,159,396
Equity Real Estate Investment Trusts (REITs) — 4.8%
American Tower Corp.	22,057	4,346,553
Empire State Realty Trust, Inc., Class A	288,068	4,551,474
MGM Growth Properties LLC, Class A	308,937	9,963,218
Piedmont Office Realty Trust, Inc., Class A	398,174	8,301,928
Weyerhaeuser Co.	670,238	17,654,069
		44,817,242
Food and Staples Retailing — 0.9%
Sysco Corp.	130,466	8,709,910
Food Products — 4.7%
Conagra Brands, Inc.	342,376	9,497,510
J.M. Smucker Co. (The)	43,998	5,125,767
Kellogg Co.	84,982	4,876,267
Mondelez International, Inc., Class A	242,501	12,105,650
Orkla ASA	1,611,497	12,368,895
		43,974,089
Gas Utilities — 1.6%
Atmos Energy Corp.	68,914	7,093,318
Spire, Inc.	91,533	7,532,251
		14,625,569
Health Care Equipment and Supplies — 4.1%
Hologic, Inc.(1)	85,871	4,156,156
Siemens Healthineers AG	145,328	6,056,257

8

	Shares	Value
Zimmer Biomet Holdings, Inc.	215,641	$27,537,356
		37,749,769
Health Care Providers and Services — 4.4%
Cardinal Health, Inc.	258,101	12,427,563
Henry Schein, Inc.(1)	113,231	6,806,315
McKesson Corp.	76,865	8,997,817
Quest Diagnostics, Inc.	137,431	12,357,796
		40,589,491
Health Care Technology — 1.0%
Cerner Corp.(1)	159,657	9,133,977
Hotels, Restaurants and Leisure — 1.7%
Carnival Corp.	148,740	7,544,093
Sodexo SA	75,163	8,276,274
		15,820,367
Household Durables — 1.0%
PulteGroup, Inc.	337,037	9,423,555
Household Products — 1.0%
Kimberly-Clark Corp.	76,049	9,422,471
Insurance — 5.1%
Aflac, Inc.	118,462	5,923,100
Arthur J. Gallagher & Co.	35,447	2,768,411
Brown & Brown, Inc.	170,719	5,037,917
Chubb Ltd.	101,102	14,162,368
ProAssurance Corp.	120,292	4,163,306
Reinsurance Group of America, Inc.	63,012	8,946,444
Torchmark Corp.	39,897	3,269,559
Travelers Cos., Inc. (The)	24,330	3,337,103
		47,608,208
Machinery — 3.7%
Atlas Copco AB, B Shares	295,649	7,317,053
Cummins, Inc.	76,921	12,143,518
IMI plc	725,642	9,054,175
PACCAR, Inc.	87,359	5,952,642
		34,467,388
Multi-Utilities — 3.2%
Ameren Corp.	137,957	10,146,738
NorthWestern Corp.	187,888	13,229,194
WEC Energy Group, Inc.	80,253	6,346,407
		29,722,339
Multiline Retail — 0.7%
Target Corp.	86,112	6,911,349
Oil, Gas and Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	140,229	6,377,615
Cimarex Energy Co.	94,666	6,617,153
Devon Energy Corp.	294,965	9,309,095
EQT Corp.	325,423	6,749,273
Equitrans Midstream Corp.(1)	260,338	5,670,162

9

	Shares	Value
Imperial Oil Ltd.	152,119	$4,152,581
Noble Energy, Inc.	370,581	9,164,468
		48,040,347
Road and Rail — 1.0%
Heartland Express, Inc.	477,673	9,209,535
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	262,822	10,423,520
Maxim Integrated Products, Inc.	213,053	11,328,028
Microchip Technology, Inc.	88,484	7,340,633
Teradyne, Inc.	124,624	4,965,020
		34,057,201
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	58,523	9,979,927
Technology Hardware, Storage and Peripherals — 0.7%
HP, Inc.	333,589	6,481,634
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	698,722	9,327,939
Trading Companies and Distributors — 1.3%
MSC Industrial Direct Co., Inc., Class A	152,057	12,576,635
TOTAL COMMON STOCKS (Cost $771,525,992)		873,940,017
EXCHANGE-TRADED FUNDS — 3.0%
iShares Russell Mid-Cap Value ETF (Cost $26,960,579)	322,102	27,977,779
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $23,030,021), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $22,574,381)		22,569,961
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $3,848,070), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $3,772,393)		3,772,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,483	12,483
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,354,444)		26,354,444
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $824,841,015)		928,272,240
OTHER ASSETS AND LIABILITIES — 0.2%		1,853,854
TOTAL NET ASSETS — 100.0%		$930,126,094

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	171,971	USD	128,739	Morgan Stanley	6/28/19	$227
USD	3,590,304	CAD	4,807,417	Morgan Stanley	6/28/19	(14,926)
EUR	513,428	USD	580,383	Credit Suisse AG	6/28/19	(203)
USD	19,279,969	EUR	16,898,616	Credit Suisse AG	6/28/19	184,309
GBP	169,619	USD	225,331	JPMorgan Chase Bank N.A.	6/28/19	(3,454)
USD	7,897,948	GBP	5,958,246	JPMorgan Chase Bank N.A.	6/28/19	103,990
USD	5,311,129	JPY	580,514,324	Bank of America N.A.	6/28/19	37,536
NOK	2,821,731	USD	327,845	Goldman Sachs & Co.	6/28/19	407
USD	10,831,336	NOK	92,076,104	Goldman Sachs & Co.	6/28/19	120,109
USD	6,219,646	SEK	57,032,909	Goldman Sachs & Co.	6/28/19	45,171
						$473,166

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $824,841,015)	$928,272,240
Receivable for investments sold	1,742,450
Unrealized appreciation on forward foreign currency exchange contracts	491,749
Dividends and interest receivable	1,663,443
932,169,882

Liabilities
Payable for investments purchased	2,004,261
Payable for capital shares redeemed	20,944
Unrealized depreciation on forward foreign currency exchange contracts	18,583
2,043,788

Net Assets	$930,126,094

G Class Capital Shares, $0.01 Par Value
Shares authorized	550,000,000
Shares outstanding	80,260,543

Net Asset Value Per Share	$11.59

Net Assets Consist of:
Capital (par value and paid-in surplus)	$848,672,329
Distributable earnings	81,453,765
$930,126,094

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $171,866)	$22,244,104
Interest	370,006
22,614,110

Expenses:
Management fees	6,317,379
Directors' fees and expenses	26,996
Other expenses	5,227
6,349,602
Fees waived	(6,317,379)
32,223

Net investment income (loss)	22,581,887

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	54,213,989
Forward foreign currency exchange contract transactions	3,342,573
Foreign currency translation transactions	(3,037)
57,553,525

Change in net unrealized appreciation (depreciation) on:
Investments	(58,980,918)
Forward foreign currency exchange contracts	407,663
Translation of assets and liabilities in foreign currencies	(412)
(58,573,667)

Net realized and unrealized gain (loss)	(1,020,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,561,745

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$22,581,887	$24,318,094
Net realized gain (loss)	57,553,525	91,802,235
Change in net unrealized appreciation (depreciation)	(58,573,667)	(48,186,284)
Net increase (decrease) in net assets resulting from operations	21,561,745	67,934,045

Distributions to Shareholders
From earnings:(1)
G Class	(129,362,542)	(104,759,403)
R6 Class	—	(365,288)
Decrease in net assets from distributions	(129,362,542)	(105,124,691)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,296,954	11,132,295

Net increase (decrease) in net assets	(91,503,843)	(26,058,351)

Net Assets
Beginning of period	1,021,629,937	1,047,688,288
End of period	$930,126,094	$1,021,629,937

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(23,096,584) and $(365,288) for G Class and R6 Class, respectively. Distributions from net realized gains were $(81,662,819) for G Class.

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.65%. The investment advisor agreed to waive the management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2019 was 0.65% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,909,089 and $9,842,750, respectively. The effect of interfund transactions on the Statement of Operations was $1,283,372 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $550,414,058 and $642,581,812, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	550,000,000		550,000,000
Sold	8,947,578	$108,253,911	14,251,886	$197,749,634
Issued in reinvestment of distributions	11,645,404	129,362,542	7,743,905	104,759,403
Redeemed	(17,472,830)	(221,319,499)	(12,739,594)	(178,048,521)
	3,120,152	16,296,954	9,256,197	124,460,516
R6 Class/Shares Authorized	N/A		N/A
Sold			855,387	11,802,674
Issued in reinvestment of distributions			26,318	365,288
Redeemed			(8,999,664)	(125,496,183)
			(8,117,959)	(113,328,221)
Net increase (decrease)	3,120,152	$16,296,954	1,138,238	$11,132,295

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Electrical Equipment	$53,397,169	$7,586,149	—
Food Products	31,605,194	12,368,895	—
Health Care Equipment and Supplies	31,693,512	6,056,257	—
Hotels, Restaurants and Leisure	7,544,093	8,276,274	—
Machinery	18,096,160	16,371,228	—
Oil, Gas and Consumable Fuels	43,887,766	4,152,581	—
Other Industries	632,904,739	—	—
Exchange-Traded Funds	27,977,779	—	—
Temporary Cash Investments	12,483	26,341,961	—
	$847,118,895	$81,153,345	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$491,749	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$18,583	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an

18

unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,437,787.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $491,749 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $18,583 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,342,573 in net realized gain (loss) on forward foreign currency exchange contract transactions and $407,663 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$30,009,207	$33,534,916
Long-term capital gains	$99,353,335	$71,589,775

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$845,750,772
Gross tax appreciation of investments	$127,452,712
Gross tax depreciation of investments	(44,931,244)
Net tax appreciation (depreciation) of investments	82,521,468
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(206)
Net tax appreciation (depreciation)	$82,521,262
Undistributed ordinary income	$1,362,150
Post-October capital loss deferral	$(2,429,647)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$13.24	0.30	(0.17)	0.13	(0.29)	(1.49)	(1.78)	$11.59	1.87%	0.00%(3)	0.65%	2.32%	1.67%	58%	$930,126
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $17,200,710, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,800,258 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $99,353,335, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

Notes

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92291 1905

Annual Report

March 31, 2019

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-3.15%	5.91%	14.60%	—	7/31/98
Russell 2000 Value Index	—	0.17%	5.59%	14.11%	—	—
I Class	ACVIX	-2.95%	6.12%	14.84%	—	10/26/98
Y Class	ASVYX	-2.80%	—	—	2.22%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		-3.32%	5.66%	14.31%	—
With sales charge		-8.87%	4.41%	13.63%	—
C Class	ASVNX	-4.19%	4.85%	—	8.86%	3/1/10
R Class	ASVRX	-3.58%	5.38%	—	9.43%	3/1/10
R5 Class	ASVGX	-2.92%	—	—	2.10%	4/10/17
R6 Class	ASVDX	-2.80%	6.28%	—	7.71%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $39,108

Russell 2000 Value Index — $37,457

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.26%	1.06%	0.91%	1.51%	2.26%	1.76%	1.06%	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

Performance Summary

Small Cap Value returned -3.15%* for the fiscal year ended March 31, 2019, compared with the 0.17% return of its benchmark, the Russell 2000 Value Index.

Small Cap Value declined during the fiscal year, trailing its benchmark, the Russell 2000 Value Index, which posted a modest gain. Stock selection in the industrials and financials sectors weighed on relative performance, as did the fund’s lack of exposure to the utilities sector. Conversely, stock choices and an overweight position in the information technology sector boosted fund returns. Stock selection in real estate and an underweight in energy also helped performance.

Industrials Holdings Weighed on Performance
Stock selection in the industrials sector was a key detractor from the fund’s relative performance. Dycom Industries was a top individual detractor. The provider of construction services for cable and telecommunications networks underperformed after announcing a change in the expected timing for revenues related to orders for some of its largest customers. InnerWorkings was another laggard in the sector. Lower-than-expected earnings from the outsourced print and marketing service provider drove concerns that the company was taking longer than anticipated to gain traction as a disruptive new service model for enterprises. We think the value proposition is intact but will take time to materialize.
Avoidance of the utilities sector, where the fund does not hold any positions, also weighed on relative returns. Amid market volatility at the end of 2018, the utilities sector was a top performer. Our lack of exposure, therefore, weighed on relative performance.
Stock choices in the financials sector, particularly among banks, hurt relative returns. Bank OZK weighed on results. The Arkansas-based regional bank lagged after reporting declines in loan growth and net interest margins, but more significant pressure came from its disclosure of two large credit losses. We remain invested after fully reevaluating the stock but expect markets to continue testing the stock until a downturn proves its loan quality.

Information Technology Positioning Boosted Returns
Positioning in the information technology sector contributed to returns, boosted by stock choices in the sector and by overweight exposure relative to the benchmark. EVERTEC was a top contributor. The Puerto Rico-based credit card processing company outperformed as it continued to recover from 2017’s Hurricane Maria. The island’s economy has made progress in recent months, and EVERTEC’s transaction-based recurring revenue structure continues to be attractive. Aerospace and defense specialty components maker Esterline Technologies boosted results. The stock outperformed after management announced the company would be acquired by TransDigm Group for $122.50 per share in cash. The deal is expected to close mid-2019. We exited our position following the announcement.

Selection in the real estate sector also helped performance, with strong performance from senior housing and health care property REIT CareTrust REIT and health care operator REIT MedEquities Realty Trust, which announced it would be acquired by Omega Healthcare Investors. Elsewhere in

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

the portfolio, TreeHouse Foods was a top individual contributor. Shares of the private-label food manufacturer rallied after the firm hired a new CEO with strong operational experience. Also, earnings reports over the period showed signs that the company is stabilizing after facing issues with an acquisition and pricing pressure from some of its largest buyers. We exited our position in the stock.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We continue to be overweight in financials. We increased our overweight in recent months, increasing our exposure to banks in particular. Banks have been pressured by the continued flattening of the interest rate curve, which can dampen their ability to generate earnings. Banks in general enjoy a higher level of capitalization than they held in the last business cycle, and we think the valuation pressure creates an opportunity.

We also continue to be overweight in the materials sector, where we favor specialized containers and packaging as well as specialty chemical companies. Both niches tend to have attractive free cash flow and virtually no commodity exposure, creating consumer staples-like businesses at attractive valuations. We also maintain an overweight in the industrials sector, where we have identified several attractively valued, higher-quality stocks.

In terms of underweight exposure, we have continued to avoid the utilities sector. Our metrics show that valuations remain too rich for our investment process. Additionally, it has been difficult for us to find higher-quality utilities stocks. The consumer discretionary sector is another key underweight in the portfolio.

6

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
Compass Diversified Holdings	2.8%
Graphic Packaging Holding Co.	2.7%
Home BancShares, Inc.	2.6%
BankUnited, Inc.	2.5%
Valley National Bancorp	2.5%
Texas Capital Bancshares, Inc.	2.2%
First Hawaiian, Inc.	2.0%
EnPro Industries, Inc.	1.9%
Silgan Holdings, Inc.	1.9%
Ares Management Corp., Class A	1.9%

Top Five Industries	% of net assets
Banks	21.3%
Equity Real Estate Investment Trusts (REITs)	8.9%
Insurance	7.4%
Machinery	6.4%
Electronic Equipment, Instruments and Components	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$918.90	$5.98	1.25%
I Class	$1,000	$919.00	$5.02	1.05%
Y Class	$1,000	$920.50	$4.31	0.90%
A Class	$1,000	$917.40	$7.17	1.50%
C Class	$1,000	$913.40	$10.73	2.25%
R Class	$1,000	$916.40	$8.36	1.75%
R5 Class	$1,000	$920.30	$5.03	1.05%
R6 Class	$1,000	$919.40	$4.31	0.90%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.29	1.25%
I Class	$1,000	$1,019.70	$5.29	1.05%
Y Class	$1,000	$1,020.44	$4.53	0.90%
A Class	$1,000	$1,017.45	$7.54	1.50%
C Class	$1,000	$1,013.71	$11.30	2.25%
R Class	$1,000	$1,016.21	$8.80	1.75%
R5 Class	$1,000	$1,019.70	$5.29	1.05%
R6 Class	$1,000	$1,020.44	$4.53	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments
MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 97.6%
Banks — 21.3%
Ameris Bancorp	130,000	$4,465,500
Bank OZK	310,000	8,983,800
BankUnited, Inc.	1,020,000	34,068,000
First Hawaiian, Inc.	1,030,000	26,831,500
Hilltop Holdings, Inc.	1,015,000	18,523,750
Home BancShares, Inc.	2,039,930	35,841,570
LegacyTexas Financial Group, Inc.	600,000	22,434,000
Origin Bancorp, Inc.	456,525	15,544,676
Signature Bank	125,000	16,008,750
South State Corp.	275,000	18,793,500
Texas Capital Bancshares, Inc.(1)	545,000	29,751,550
UMB Financial Corp.	375,000	24,015,000
Valley National Bancorp	3,540,000	33,913,200
		289,174,796
Building Products — 1.6%
CSW Industrials, Inc.	140,000	8,020,600
Gibraltar Industries, Inc.(1)	240,000	9,746,400
PGT Innovations, Inc.(1)	281,000	3,891,850
		21,658,850
Capital Markets — 3.5%
Ares Management Corp., Class A	1,090,000	25,298,900
Donnelley Financial Solutions, Inc.(1)	1,525,000	22,692,000
		47,990,900
Chemicals — 3.9%
Innophos Holdings, Inc.	572,467	17,254,155
Minerals Technologies, Inc.	430,000	25,279,700
PolyOne Corp.	275,000	8,060,250
WR Grace & Co.	35,000	2,731,400
		53,325,505
Commercial Services and Supplies — 3.6%
Brink's Co. (The)	245,000	18,475,450
CECO Environmental Corp.(1)	850,000	6,120,000
Charah Solutions, Inc.(1)	1,383,572	8,854,861
Deluxe Corp.	330,000	14,427,600
Emerald Expositions Events, Inc.	100,030	1,270,381
		49,148,292
Communications Equipment — 0.8%
Casa Systems, Inc.(1)	1,365,000	11,329,500
Construction and Engineering — 1.4%
Dycom Industries, Inc.(1)	305,000	14,011,700
Valmont Industries, Inc.	35,000	4,553,500
		18,565,200

10

	Shares	Value
Construction Materials — 0.5%
Tecnoglass, Inc.	906,901	$6,602,239
Containers and Packaging — 4.8%
Graphic Packaging Holding Co.	2,875,000	36,311,250
RPC Group plc	265,000	2,726,678
Silgan Holdings, Inc.	865,000	25,629,950
		64,667,878
Diversified Financial Services — 2.8%
Compass Diversified Holdings	2,440,000	38,283,600
Electrical Equipment — 0.1%
AZZ, Inc.	45,362	1,856,667
Electronic Equipment, Instruments and Components — 5.5%
Avnet, Inc.	445,000	19,299,650
Belden, Inc.	400,000	21,480,000
Coherent, Inc.(1)	160,000	22,675,200
Tech Data Corp.(1)	110,000	11,265,100
		74,719,950
Energy Equipment and Services — 1.1%
C&J Energy Services, Inc.(1)	130,000	2,017,600
Dril-Quip, Inc.(1)	165,000	7,565,250
Liberty Oilfield Services, Inc., Class A	125,000	1,923,750
NCS Multistage Holdings, Inc.(1)	710,000	3,677,800
		15,184,400
Equity Real Estate Investment Trusts (REITs) — 8.9%
Brandywine Realty Trust	1,010,000	16,018,600
CareTrust REIT, Inc.	355,000	8,328,300
Community Healthcare Trust, Inc.	200,000	7,178,000
Highwoods Properties, Inc.	135,000	6,315,300
Kite Realty Group Trust	1,340,000	21,426,600
Lexington Realty Trust	750,000	6,795,000
MedEquities Realty Trust, Inc.	507,388	5,647,229
National Health Investors, Inc.	105,000	8,247,750
RLJ Lodging Trust	310,000	5,446,700
Sabra Health Care REIT, Inc.	615,000	11,974,050
Summit Hotel Properties, Inc.	640,000	7,302,400
Urstadt Biddle Properties, Inc., Class A	190,000	3,921,600
Weingarten Realty Investors	415,000	12,188,550
		120,790,079
Food and Staples Retailing — 0.1%
Weis Markets, Inc.	24,329	992,867
Food Products — 1.8%
Hain Celestial Group, Inc. (The)(1)	895,000	20,692,400
Hostess Brands, Inc.(1)	265,000	3,312,500
		24,004,900
Health Care Providers and Services — 2.2%
Premier, Inc., Class A(1)	225,000	7,760,250

11

	Shares	Value
Providence Service Corp. (The)(1)	330,000	$21,984,600
		29,744,850
Hotels, Restaurants and Leisure — 0.8%
Red Robin Gourmet Burgers, Inc.(1)	365,000	10,515,650
Household Products — 1.7%
Spectrum Brands Holdings, Inc.	420,000	23,007,600
Insurance — 7.4%
AMERISAFE, Inc.	315,000	18,711,000
Axis Capital Holdings Ltd.	380,000	20,816,400
Hanover Insurance Group, Inc. (The)	105,000	11,987,850
James River Group Holdings Ltd.	399,374	16,006,910
RenaissanceRe Holdings Ltd.	165,000	23,677,500
White Mountains Insurance Group Ltd.	10,000	9,254,800
		100,454,460
Internet and Direct Marketing Retail — 0.4%
Shutterfly, Inc.(1)	150,000	6,096,000
IT Services — 1.4%
EVERTEC, Inc.	315,000	8,760,150
Presidio, Inc.	700,000	10,360,000
		19,120,150
Machinery — 6.4%
EnPro Industries, Inc.	399,118	25,723,155
Gardner Denver Holdings, Inc.(1)	295,000	8,203,950
Global Brass & Copper Holdings, Inc.	518,427	17,854,626
Graham Corp.	55,048	1,080,592
Hurco Cos., Inc.	100,000	4,033,000
Milacron Holdings Corp.(1)	910,000	10,301,200
Timken Co. (The)	450,000	19,629,000
		86,825,523
Media — 1.0%
Entravision Communications Corp., Class A	3,748,208	12,144,194
Townsquare Media, Inc., Class A	243,696	1,393,941
		13,538,135
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Granite Point Mortgage Trust, Inc.	140,000	2,599,800
Oil, Gas and Consumable Fuels — 0.7%
Earthstone Energy, Inc., Class A(1)	669,962	4,743,331
Extraction Oil & Gas, Inc.(1)	1,030,000	4,356,900
		9,100,231
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	140,000	6,144,600
Professional Services — 1.5%
InnerWorkings, Inc.(1)	2,433,005	8,807,478
Korn Ferry	265,000	11,866,700
		20,674,178
Road and Rail — 0.1%
Heartland Express, Inc.	65,000	1,253,200

12

	Shares	Value
Semiconductors and Semiconductor Equipment — 2.7%
Advanced Energy Industries, Inc.(1)	200,000	$9,936,000
Cypress Semiconductor Corp.	675,000	10,071,000
Kulicke & Soffa Industries, Inc.	770,000	17,024,700
		37,031,700
Software — 2.8%
LogMeIn, Inc.	175,000	14,017,500
Sapiens International Corp. NV	430,306	6,575,076
Teradata Corp.(1)	385,000	16,805,250
		37,397,826
Specialty Retail — 3.0%
Camping World Holdings, Inc., Class A	1,420,000	19,752,200
Penske Automotive Group, Inc.	455,000	20,315,750
		40,067,950
Technology Hardware, Storage and Peripherals — 1.1%
Cray, Inc.(1)	590,000	15,369,500
Trading Companies and Distributors — 2.0%
Foundation Building Materials, Inc.(1)	1,770,000	17,416,800
GMS, Inc.(1)	615,000	9,298,800
		26,715,600
TOTAL COMMON STOCKS (Cost $1,329,983,738)		1,323,952,576
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $30,932,692), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $30,320,700)		30,314,764
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $5,173,066), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $5,067,528)		5,067,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,307	16,307
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,398,071)		35,398,071
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,365,381,809)		1,359,350,647
OTHER ASSETS AND LIABILITIES — (0.2)%		(3,360,491)
TOTAL NET ASSETS — 100.0%		$1,355,990,156

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,383,862	GBP	1,798,396	JPMorgan Chase Bank N.A.	6/28/19	$31,388

NOTES TO SCHEDULE OF INVESTMENTS
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $1,365,381,809)	$1,359,350,647
Receivable for investments sold	4,484,919
Receivable for capital shares sold	983,935
Unrealized appreciation on forward foreign currency exchange contracts	31,388
Dividends and interest receivable	1,701,772
1,366,552,661

Liabilities
Payable for investments purchased	8,069,142
Payable for capital shares redeemed	1,170,633
Accrued management fees	1,301,144
Distribution and service fees payable	21,586
10,562,505

Net Assets	$1,355,990,156

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,410,688,992
Distributable earnings	(54,698,836)
$1,355,990,156

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$594,649,569	84,355,820	$7.05
I Class, $0.01 Par Value	$352,298,412	49,406,760	$7.13
Y Class, $0.01 Par Value	$3,320,156	464,932	$7.14
A Class, $0.01 Par Value	$82,754,841	11,891,553	$6.96*
C Class, $0.01 Par Value	$2,536,384	385,826	$6.57
R Class, $0.01 Par Value	$3,437,313	496,768	$6.92
R5 Class, $0.01 Par Value	$491,261	68,852	$7.14
R6 Class, $0.01 Par Value	$316,502,220	44,369,400	$7.13
*Maximum offering price $7.38 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (including $468,300 from affiliates and net of foreign taxes withheld of $24,842)	$27,854,628
Interest	482,515
28,337,143

Expenses:
Management fees	16,478,922
Distribution and service fees:
A Class	255,973
C Class	27,288
R Class	16,899
Directors' fees and expenses	40,720
Other expenses	3,563
16,823,365

Net investment income (loss)	11,513,778

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(3,880,567) from affiliates)	82,737,566
Forward foreign currency exchange contract transactions	202,579
Foreign currency translation transactions	20,928
82,961,073

Change in net unrealized appreciation (depreciation) on:
Investments (including $(6,842,621) from affiliates)	(148,182,735)
Forward foreign currency exchange contracts	31,388
(148,151,347)

Net realized and unrealized gain (loss)	(65,190,274)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(53,676,496)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$11,513,778	$8,121,008
Net realized gain (loss)	82,961,073	202,921,565
Change in net unrealized appreciation (depreciation)	(148,151,347)	(124,365,244)
Net increase (decrease) in net assets resulting from operations	(53,676,496)	86,677,329

Distributions to Shareholders
From earnings:(1)
Investor Class	(89,060,366)	(93,490,053)
I Class	(54,894,046)	(65,682,719)
Y Class	(313,187)	(690)
A Class	(13,505,350)	(15,640,921)
C Class	(401,065)	(317,339)
R Class	(477,398)	(414,021)
R5 Class	(760)	(684)
R6 Class	(45,390,786)	(32,586,147)
Decrease in net assets from distributions	(204,042,958)	(208,132,574)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	112,624,110	66,977,658

Net increase (decrease) in net assets	(145,095,344)	(54,477,587)

Net Assets
Beginning of period	1,501,085,500	1,555,563,087
End of period	$1,355,990,156	$1,501,085,500

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(2,152,827), $(2,385,206), $(28), $(109,194), $(22) and $(1,453,277) for Investor Class, I Class, Y Class, A Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(91,337,226), $(63,297,513), $(662), $(15,531,727), $(317,339), $(414,021), $(662) and $(31,132,870) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.25%
I Class	0.80% to 1.05%	1.05%
Y Class	0.65% to 0.90%	0.90%
A Class	1.00% to 1.25%	1.25%
C Class	1.00% to 1.25%	1.25%
R Class	1.00% to 1.25%	1.25%
R5 Class	0.80% to 1.05%	1.05%
R6 Class	0.65% to 0.90%	0.90%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $14,370,503 and $17,412,810, respectively. The effect of interfund transactions on the Statement of Operations was $684 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $1,294,593,571 and $1,344,002,957, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	560,000,000		530,000,000
Sold	12,960,930	$100,472,856	13,655,808	$126,053,160
Issued in reinvestment of distributions	13,390,594	87,258,443	10,565,708	91,480,014
Redeemed	(21,626,746)	(169,911,632)	(26,621,472)	(243,195,829)
	4,724,778	17,819,667	(2,399,956)	(25,662,655)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	16,376,077	131,475,018	21,037,259	195,108,451
Issued in reinvestment of distributions	6,588,560	43,572,942	6,236,884	54,538,296
Redeemed	(20,796,591)	(161,888,831)	(28,934,108)	(265,355,798)
	2,168,046	13,159,129	(1,659,965)	(15,709,051)
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	410,456	3,366,503	14,955	132,166
Issued in reinvestment of distributions	47,604	313,187	79	690
Redeemed	(8,162)	(62,476)	—	—
	449,898	3,617,214	15,034	132,856
A Class/Shares Authorized	95,000,000		90,000,000
Sold	1,783,250	14,726,695	2,274,718	20,516,603
Issued in reinvestment of distributions	2,092,454	13,420,518	1,820,578	15,570,340
Redeemed	(5,649,426)	(45,125,429)	(5,633,747)	(51,264,045)
	(1,773,722)	(16,978,216)	(1,538,451)	(15,177,102)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	93,544	759,030	212,947	1,862,168
Issued in reinvestment of distributions	66,512	401,065	38,700	317,339
Redeemed	(102,899)	(754,791)	(59,921)	(520,640)
	57,157	405,304	191,726	1,658,867
R Class/Shares Authorized	10,000,000		10,000,000
Sold	107,250	839,924	111,097	1,011,895
Issued in reinvestment of distributions	75,253	477,398	48,594	414,021
Redeemed	(71,943)	(545,740)	(126,291)	(1,137,625)
	110,560	771,582	33,400	288,291
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	70,749	525,409	537	5,000
Issued in reinvestment of distributions	115	760	78	684
Redeemed	(2,627)	(18,978)	—	—
	68,237	507,191	615	5,684
R6 Class/Shares Authorized	250,000,000		150,000,000
Sold	12,059,717	98,464,833	14,365,364	132,796,610
Issued in reinvestment of distributions	6,859,222	45,390,116	3,725,552	32,586,147
Redeemed	(6,453,444)	(50,532,710)	(4,765,877)	(43,941,989)
	12,465,495	93,322,239	13,325,039	121,440,768
Net increase (decrease)	18,270,449	$112,624,110	7,967,442	$66,977,658

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

21

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2019 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
InnerWorkings, Inc.(1)(2)	$17,331	$10,103	$9,623	$(9,004)	(2)	(2)	$(2,833)	—
MedEquities Realty Trust, Inc.(2)	11,403	4,854	12,771	2,161	(2)	(2)	(1,048)	$468
	$28,734	$14,957	$22,394	$(6,843)	—	—	$(3,881)	$468

(1)	Non-income producing.

(2)	Company was not an affiliate at March 31, 2019.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,321,225,898	$2,726,678	—
Temporary Cash Investments	16,307	35,381,764	—
	$1,321,242,205	$38,108,442	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$31,388	—

22

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,843,019.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $31,388 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $202,579 in net realized gain (loss) on forward foreign currency exchange contract transactions and $31,388 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$77,222,824	$83,250,525
Long-term capital gains	$126,820,134	$124,882,049

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,414,371,508
Gross tax appreciation of investments	$87,099,629
Gross tax depreciation of investments	(142,120,490)
Net tax appreciation (depreciation) of investments	$(55,020,861)
Undistributed ordinary income	$2,442,909
Accumulated long-term gains	$3,522,003
Post-October capital loss deferral	$(5,642,887)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	0.68%	90%	$594,650
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	0.47%	90%	$770,415
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
I Class
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	0.88%	90%	$352,298
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	0.67%	90%	$463,119
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
Y Class
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	1.03%	90%	$3,320
2018(3)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.95%(4)	90%(5)	$131

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	0.43%	90%	$82,755
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	0.22%	90%	$141,505
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
C Class
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	(0.32)%	90%	$2,536
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	(0.53)%	90%	$1,234
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
R Class
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	0.18%	90%	$3,437
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	(0.08)%	90%	$3,284
2017	$7.48	—(6)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	(0.03)%	90%	$3,275
2016	$9.09	—(6)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
R5 Class
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	0.88%	90%	$491
2018(3)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	0.65%(4)	90%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	1.03%	90%	$316,502
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.82%	90%	$176,015
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $18,363,209, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $67,389,949 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $130,507,825, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

The fund utilized earnings and profits of $6,451,018 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 1905

Annual Report

March 31, 2019

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	4.01%	6.67%	12.89%	—	9/1/93
Russell 1000 Value Index	—	5.67%	7.72%	14.51%	—	—
S&P 500 Index	—	9.50%	10.90%	15.91%	—	—
I Class	AVLIX	4.21%	6.89%	13.10%	—	7/31/97
Y Class	AVUYX	4.36%	—	—	4.21%	4/10/17
A Class	TWADX					10/2/96
No sales charge		3.63%	6.41%	12.60%	—
With sales charge		-2.35%	5.15%	11.94%	—
C Class	ACLCX	2.92%	5.59%	11.76%	—	6/4/01
R Class	AVURX	3.50%	6.14%	12.33%	—	7/29/05
R5 Class	AVUGX	4.21%	—	—	4.06%	4/10/17
R6 Class	AVUDX	4.36%	7.06%	—	8.05%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $33,634

Russell 1000 Value Index — $38,803

S&P 500 Index — $43,809

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Philip Sundell

Effective April 2019, portfolio manager Dan Gruemmer will leave the fund's management team.

Performance Summary

Value returned 4.01%* for the fiscal year ended March 31, 2019, compared with the 5.67% return of its benchmark, the Russell 1000 Value Index.

Value stocks underperformed growth stocks across the capitalization spectrum during the
12-month period. Within the Russell 1000 Value Index, utilities, real estate and health care led sector performance. The weakest sectors were financials and materials. The fund recorded positive absolute contributions from most sectors, led by health care. Financials, energy and utilities were the largest absolute detractors.

The fund’s underperformance relative to the benchmark was headed by stock selection in the energy sector. An underweight allocation in utilities relative to the benchmark and stock decisions in the sector also hampered performance. Stock selection in the consumer staples sector was the top contributor. Overweighting health care and stock choices in the sector were also beneficial.

Energy Holdings Led Detractors

Stock decisions in the energy equipment and services industry drove underperformance in the energy sector. Schlumberger was a significant detractor. The recovery in the oil field services markets has perpetually disappointed investor expectations. In particular, the non-U.S. oil field services markets (a historic stronghold for Schlumberger) have failed to stage a meaningful recovery. As a result, industry participants have been bidding contracts aggressively in an attempt to maintain operations, which has weighed on revenue growth and profitability of Schlumberger and its peers. We still think Schlumberger is the best oil field services company, and we maintain an overweight position. Our position in Anadarko Petroleum, a global exploration and production company, detracted from relative performance. Anadarko’s stock was negatively affected by lower commodity prices in 2018, which weighed on the free cash flow and return on invested capital of the business. We purchased additional shares as the stock price fell. Due to pipeline constraints, investors became concerned over Cimarex Energy’s ability to efficiently transport oil out of the Permian Basin. We believe those concerns were overstated and maintained our position.

Positioning in the utilities sector was a major source of weakness versus the benchmark. The stock of electric utility PG&E declined significantly. PG&E filed for bankruptcy protection due to the company’s potential liability stemming from wildfires in California. We exited our position on news of the bankruptcy.

Other significant detractors included Invesco. Asset management stocks underperformed late in 2018 due to weaker markets and continued valuation multiple compression. In addition, Invesco experienced an acceleration of net outflows and announced an expensive acquisition of OppenheimerFunds. The stock of General Electric declined due to significant losses in the company’s power business, a dividend cut and additional litigation risks. The stock regained some of its lost ground in the first quarter of 2019, and we remained invested given its high-quality assets in aviation and health care. We also believe General Electric's new CEO can lead a faster-than-expected turnaround.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Consumer Staples Benefited Performance

Holdings in household products industry led performance in the consumer staples sector. Household and personal care giant The Procter & Gamble Co. rose after the company reported higher organic growth. It stabilized and improved market share in many key products.

An overweight allocation among pharmaceutical stocks relative to the benchmark benefited performance. The stock of Merck & Co. rose as the pharmaceutical company reported solid quarterly results, raised its dividend and announced a share buyback. Competitor AstraZeneca announced a lung cancer trial failure, which cemented Merck’s dominance in the lung cancer space with its drug, Keytruda. Pharmaceutical company Pfizer has been supported by solid data on Tafamidis, its cardiomyopathy drug, and by its generally strong drug pipeline. Hospital company LifePoint Health outperformed on the announcement that it would be acquired for a significant premium by private equity firm Apollo Global Management. We eliminated the position after the stock price rose.

Other major contributors included Advance Auto Parts. The company reported better-than-expected quarterly results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. The company’s turnaround plan is starting to show signs of effectiveness. The stock of Occidental Petroleum, a large integrated energy company with upstream, midstream and chemical operations, appreciated meaningfully. Logistical constraints in the Permian Basin benefited the profitability of the company’s midstream segment. Additionally, infrastructure investments in 2017 and early 2018 wound down, providing higher levels of free cash flows and improving Occidental’s ability to organically cover dividends.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

Energy remained a top overweight at the end of the period. When oil prices fell in the fourth quarter of 2018, we added to our energy holdings as their valuations became more attractive. The portfolio was overweight the financials sector, with strong risks/rewards in the banking and capital markets industries. We also had a modest overweight to the capital markets industry, where we have taken advantage of attractive value opportunities as asset managers underperformed. We have identified stocks with compelling risk/reward profiles within the health care sector, particularly in the pharmaceuticals and health care equipment and supplies industries.

The portfolio ended the period underweight in utilities and real estate. It remains difficult for us to find higher-quality utilities and real estate stocks selling at attractive valuations.

6

Fund Characteristics

MARCH 31, 2019
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.3%
U.S. Bancorp	2.7%
AT&T, Inc.	2.6%
Pfizer, Inc.	2.6%
Bank of America Corp.	2.5%
Wells Fargo & Co.	2.5%
Procter & Gamble Co. (The)	2.5%
Johnson & Johnson	2.5%
General Electric Co.	2.4%
Berkshire Hathaway, Inc.*	2.4%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	15.1%
Oil, Gas and Consumable Fuels	10.4%
Pharmaceuticals	9.1%
Capital Markets	5.1%
Diversified Telecommunication Services	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.0%
Foreign Common Stocks*	7.4%
Total Common Stocks	97.4%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$961.20	$4.79	0.98%
I Class	$1,000	$962.20	$3.82	0.78%
Y Class	$1,000	$962.90	$3.08	0.63%
A Class	$1,000	$959.90	$6.01	1.23%
C Class	$1,000	$955.80	$9.65	1.98%
R Class	$1,000	$958.90	$7.23	1.48%
R5 Class	$1,000	$962.20	$3.82	0.78%
R6 Class	$1,000	$962.90	$3.08	0.63%
Hypothetical
Investor Class	$1,000	$1,020.05	$4.94	0.98%
I Class	$1,000	$1,021.04	$3.93	0.78%
Y Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,018.80	$6.19	1.23%
C Class	$1,000	$1,015.06	$9.95	1.98%
R Class	$1,000	$1,017.55	$7.44	1.48%
R5 Class	$1,000	$1,021.04	$3.93	0.78%
R6 Class	$1,000	$1,021.79	$3.18	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Shares	Value
COMMON STOCKS — 97.4%
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	87,540	$9,781,720
Airlines — 0.4%
Southwest Airlines Co.	213,100	11,062,021
Auto Components — 0.8%
BorgWarner, Inc.	331,210	12,721,776
Delphi Technologies plc	612,332	11,793,514
		24,515,290
Automobiles — 1.2%
General Motors Co.	562,319	20,862,035
Honda Motor Co. Ltd.	558,800	15,100,659
		35,962,694
Banks — 15.1%
Bank of America Corp.	2,724,520	75,169,507
BB&T Corp.	662,390	30,821,007
BOK Financial Corp.	71,686	5,845,993
Comerica, Inc.	205,067	15,035,512
JPMorgan Chase & Co.	985,421	99,754,168
M&T Bank Corp.	122,720	19,269,494
PNC Financial Services Group, Inc. (The)	330,773	40,572,616
U.S. Bancorp	1,647,582	79,396,977
UMB Financial Corp.	171,656	10,992,850
Wells Fargo & Co.	1,539,058	74,367,283
		451,225,407
Beverages — 0.5%
PepsiCo, Inc.	121,440	14,882,472
Building Products — 1.0%
Johnson Controls International plc	772,269	28,527,617
Capital Markets — 5.1%
Ameriprise Financial, Inc.	154,390	19,777,359
Bank of New York Mellon Corp. (The)	274,580	13,847,069
BlackRock, Inc.	72,360	30,924,493
Franklin Resources, Inc.	401,897	13,318,867
Invesco Ltd.	1,112,911	21,490,311
Northern Trust Corp.	283,287	25,611,978
State Street Corp.	408,555	26,887,005
		151,857,082
Communications Equipment — 2.3%
Cisco Systems, Inc.	1,269,349	68,532,153
Containers and Packaging — 1.1%
Packaging Corp. of America	79,170	7,867,915
Sonoco Products Co.	216,889	13,345,180

10

	Shares	Value
WestRock Co.	272,110	$10,435,418
		31,648,513
Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class A(1)	159	47,893,185
Berkshire Hathaway, Inc., Class B(1)	115,620	23,226,902
		71,120,087
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	2,478,450	77,724,192
Verizon Communications, Inc.	1,091,300	64,528,569
		142,252,761
Electric Utilities — 0.4%
Edison International	189,776	11,750,930
Electrical Equipment — 1.6%
Hubbell, Inc.	233,481	27,546,088
nVent Electric plc	747,280	20,161,615
		47,707,703
Electronic Equipment, Instruments and Components — 1.1%
Keysight Technologies, Inc.(1)	84,067	7,330,643
TE Connectivity Ltd.	315,199	25,452,319
		32,782,962
Energy Equipment and Services — 4.4%
Baker Hughes a GE Co.	990,919	27,468,274
Halliburton Co.	944,850	27,684,105
National Oilwell Varco, Inc.	509,723	13,579,021
Schlumberger Ltd.	1,412,591	61,546,590
		130,277,990
Equity Real Estate Investment Trusts (REITs) — 0.6%
Weyerhaeuser Co.	676,430	17,817,166
Food and Staples Retailing — 1.1%
Walmart, Inc.	350,281	34,162,906
Food Products — 3.6%
Conagra Brands, Inc.	430,133	11,931,889
Kellogg Co.	443,204	25,431,046
Mondelez International, Inc., Class A	929,096	46,380,472
Orkla ASA	2,933,510	22,515,883
		106,259,290
Health Care Equipment and Supplies — 4.3%
Abbott Laboratories	234,110	18,714,753
Medtronic plc	541,800	49,347,144
Siemens Healthineers AG	412,688	17,197,957
Zimmer Biomet Holdings, Inc.	328,373	41,933,232
		127,193,086
Health Care Providers and Services — 3.3%
Cardinal Health, Inc.	773,460	37,242,099
Laboratory Corp. of America Holdings(1)	53,850	8,237,973
McKesson Corp.	319,460	37,395,988

11

	Shares	Value
Quest Diagnostics, Inc.	160,820	$14,460,934
		97,336,994
Health Care Technology — 0.3%
Cerner Corp.(1)	176,930	10,122,165
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	220,387	11,178,029
Sodexo SA	47,160	5,192,835
		16,370,864
Household Products — 2.7%
Kimberly-Clark Corp.	47,640	5,902,596
Procter & Gamble Co. (The)	713,494	74,239,051
		80,141,647
Industrial Conglomerates — 3.3%
General Electric Co.	7,121,394	71,142,726
Siemens AG	247,270	26,611,376
		97,754,102
Insurance — 2.8%
Chubb Ltd.	287,493	40,272,020
MetLife, Inc.	424,528	18,072,157
Reinsurance Group of America, Inc.	137,529	19,526,367
Unum Group	207,080	7,005,516
		84,876,060
Leisure Products — 0.2%
Mattel, Inc.(1)	566,922	7,369,986
Machinery — 1.6%
Atlas Copco AB, B Shares	599,180	14,829,178
Cummins, Inc.	55,710	8,794,938
IMI plc	2,063,520	25,747,504
		49,371,620
Metals and Mining — 0.6%
BHP Group Ltd.	615,870	16,831,613
Multiline Retail — 0.5%
Target Corp.	176,594	14,173,434
Oil, Gas and Consumable Fuels — 10.4%
Anadarko Petroleum Corp.	772,520	35,134,209
Apache Corp.	335,345	11,623,058
Chevron Corp.	475,867	58,617,297
Cimarex Energy Co.	373,603	26,114,850
ConocoPhillips	123,773	8,260,610
Devon Energy Corp.	1,065,655	33,632,072
EQT Corp.	771,841	16,007,982
Equitrans Midstream Corp.	469,856	10,233,464
Noble Energy, Inc.	1,360,360	33,641,703
Occidental Petroleum Corp.	338,783	22,427,434
Royal Dutch Shell plc, B Shares	768,650	24,307,386
TOTAL SA	539,244	29,954,505
		309,954,570

12

	Shares/Principal Amount	Value
Pharmaceuticals — 9.1%
Allergan plc	218,800	$32,034,508
Johnson & Johnson	526,189	73,555,960
Merck & Co., Inc.	772,577	64,255,229
Pfizer, Inc.	1,809,123	76,833,454
Roche Holding AG	21,380	5,890,638
Teva Pharmaceutical Industries Ltd. ADR(1)	1,180,692	18,513,251
		271,083,040
Road and Rail — 1.0%
Heartland Express, Inc.	1,594,856	30,748,824
Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials, Inc.	237,294	9,411,080
Intel Corp.	1,146,287	61,555,612
QUALCOMM, Inc.	394,814	22,516,242
Teradyne, Inc.	314,069	12,512,509
		105,995,443
Software — 1.7%
Microsoft Corp.	50,392	5,943,232
Oracle Corp. (New York)	836,259	44,915,471
		50,858,703
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	176,116	30,033,062
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	705,735	13,712,431
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	95,400	12,371,472
Tapestry, Inc.	726,047	23,589,267
		35,960,739
Trading Companies and Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	362,009	29,941,764
TOTAL COMMON STOCKS (Cost $2,290,849,670)		2,901,956,911
TEMPORARY CASH INVESTMENTS — 2.4%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(2)	$50,000,000	50,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $19,796,289), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $19,404,626)		19,400,827
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 10/31/23, valued at $3,309,693), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $3,242,338)		3,242,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,896	10,896
TOTAL TEMPORARY CASH INVESTMENTS (Cost $72,653,723)		72,653,723
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,363,503,393)		2,974,610,634
OTHER ASSETS AND LIABILITIES — 0.2%		5,358,038
TOTAL NET ASSETS — 100.0%		$2,979,968,672

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,381,261	AUD	17,404,486	Morgan Stanley	6/28/19	$3,363
USD	4,411,112	CHF	4,339,873	UBS AG	6/28/19	16,779
EUR	1,488,634	USD	1,692,931	Credit Suisse AG	6/28/19	(10,755)
USD	61,585,835	EUR	53,979,100	Credit Suisse AG	6/28/19	588,736
USD	37,293,513	GBP	28,134,390	JPMorgan Chase Bank N.A.	6/28/19	491,033
JPY	53,435,250	USD	487,191	Bank of America N.A.	6/28/19	(1,767)
USD	11,848,136	JPY	1,295,019,000	Bank of America N.A.	6/28/19	83,735
USD	353,447	JPY	38,766,750	Bank of America N.A.	6/28/19	1,277
USD	17,166,388	NOK	145,929,747	Goldman Sachs & Co.	6/28/19	190,358
USD	11,403,944	SEK	104,571,890	Goldman Sachs & Co.	6/28/19	82,822
						$1,445,581

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $2,363,503,393)	$2,974,610,634
Foreign currency holdings, at value (cost of $506)	505
Receivable for investments sold	3,805,308
Receivable for capital shares sold	2,352,187
Unrealized appreciation on forward foreign currency exchange contracts	1,458,103
Dividends and interest receivable	5,860,661
2,988,087,398

Liabilities
Payable for investments purchased	3,538,759
Payable for capital shares redeemed	2,192,814
Unrealized depreciation on forward foreign currency exchange contracts	12,522
Accrued management fees	2,265,666
Distribution and service fees payable	108,965
8,118,726

Net Assets	$2,979,968,672

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,501,855,717
Distributable earnings	478,112,955
$2,979,968,672

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,845,966,609	227,855,284	$8.10
I Class, $0.01 Par Value	$313,183,143	38,576,962	$8.12
Y Class, $0.01 Par Value	$307,791,739	37,907,177	$8.12
A Class, $0.01 Par Value	$80,120,124	9,897,729	$8.09*
C Class, $0.01 Par Value	$20,368,783	2,560,566	$7.95
R Class, $0.01 Par Value	$175,855,376	21,711,004	$8.10
R5 Class, $0.01 Par Value	$1,692,372	208,474	$8.12
R6 Class, $0.01 Par Value	$234,990,526	28,942,619	$8.12
*Maximum offering price $8.58 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $476,181)	$82,398,897
Interest	1,444,202
83,843,099

Expenses:
Management fees	28,135,345
Distribution and service fees:
A Class	256,377
C Class	243,377
R Class	853,403
Directors' fees and expenses	86,766
Other expenses	10,947
29,586,215

Net investment income (loss)	54,256,884

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	141,148,971
Forward foreign currency exchange contract transactions	12,357,633
Foreign currency translation transactions	(47,352)
153,459,252

Change in net unrealized appreciation (depreciation) on:
Investments	(82,989,216)
Forward foreign currency exchange contracts	1,340,098
Translation of assets and liabilities in foreign currencies	(14,658)
(81,663,776)

Net realized and unrealized gain (loss)	71,795,476

Net Increase (Decrease) in Net Assets Resulting from Operations	$126,052,360

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$54,256,884	$53,522,139
Net realized gain (loss)	153,459,252	195,236,802
Change in net unrealized appreciation (depreciation)	(81,663,776)	(136,942,380)
Net increase (decrease) in net assets resulting from operations	126,052,360	111,816,561

Distributions to Shareholders
From earnings:(1)
Investor Class	(184,255,327)	(150,352,905)
I Class	(34,298,731)	(46,584,400)
Y Class	(28,797,263)	(2,837)
A Class	(8,568,476)	(8,342,338)
C Class	(1,947,808)	(1,919,923)
R Class	(15,653,975)	(9,787,008)
R5 Class	(145,494)	(372)
R6 Class	(22,421,758)	(13,685,630)
Decrease in net assets from distributions	(296,088,832)	(230,675,413)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(46,554,546)	(70,448,871)

Net increase (decrease) in net assets	(216,591,018)	(189,307,723)

Net Assets
Beginning of period	3,196,559,690	3,385,867,413
End of period	$2,979,968,672	$3,196,559,690

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(31,929,403), $(10,054,845), $(2,549), $(1,515,298), $(148,441), $(1,371,454), $(84) and $(3,527,513) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(118,423,502), $(36,529,555), $(288), $(6,827,040), $(1,771,482), $(8,415,554), $(288) and $(10,158,117) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	0.98%
I Class	0.65% to 0.80%	0.78%
Y Class	0.50% to 0.65%	0.63%
A Class	0.85% to 1.00%	0.98%
C Class	0.85% to 1.00%	0.98%
R Class	0.85% to 1.00%	0.98%
R5 Class	0.65% to 0.80%	0.78%
R6 Class	0.50% to 0.65%	0.63%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $18,738,440 and $20,587,986, respectively. The effect of interfund transactions on the Statement of Operations was $1,558,692 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $1,447,825,916 and $1,725,954,131, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,600,000,000		1,520,000,000
Sold	17,347,531	$148,195,629	38,239,252	$341,794,990
Issued in reinvestment of distributions	23,280,122	180,871,590	16,645,732	147,677,850
Redeemed	(48,918,778)	(421,662,491)	(83,829,750)	(752,701,212)
	(8,291,125)	(92,595,272)	(28,944,766)	(263,228,372)
I Class/Shares Authorized	380,000,000		500,000,000
Sold	11,616,653	101,550,349	28,587,515	257,956,737
Issued in reinvestment of distributions	4,252,832	33,312,977	5,152,094	45,809,199
Redeemed	(52,059,590)	(468,061,238)	(17,258,883)	(154,296,019)
	(36,190,105)	(333,197,912)	16,480,726	149,469,917
Y Class/Shares Authorized	250,000,000		50,000,000
Sold	42,484,368	382,459,514	119,399	1,065,642
Issued in reinvestment of distributions	3,310,435	25,710,716	322	2,837
Redeemed	(8,007,332)	(65,171,855)	(15)	(143)
	37,787,471	342,998,375	119,706	1,068,336
A Class/Shares Authorized	90,000,000		90,000,000
Sold	2,323,632	20,049,630	3,529,282	31,579,275
Issued in reinvestment of distributions	998,155	7,732,517	812,002	7,195,896
Redeemed	(6,884,467)	(59,025,775)	(8,506,421)	(76,208,050)
	(3,562,680)	(31,243,628)	(4,165,137)	(37,432,879)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	349,377	2,739,079	533,342	4,686,329
Issued in reinvestment of distributions	243,224	1,836,053	207,225	1,804,521
Redeemed	(1,433,100)	(12,126,386)	(1,310,789)	(11,560,137)
	(840,499)	(7,551,254)	(570,222)	(5,069,287)
R Class/Shares Authorized	140,000,000		100,000,000
Sold	2,641,340	22,697,929	5,375,932	48,069,823
Issued in reinvestment of distributions	2,025,266	15,653,877	1,104,583	9,787,008
Redeemed	(1,243,782)	(10,829,203)	(1,211,218)	(10,903,868)
	3,422,824	27,522,603	5,269,297	46,952,963
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	213,196	1,964,484	557	5,001
Issued in reinvestment of distributions	18,889	145,494	42	372
Redeemed	(24,210)	(209,253)	—	—
	207,875	1,900,725	599	5,373
R6 Class/Shares Authorized	225,000,000		130,000,000
Sold	12,030,143	103,530,775	12,243,329	110,457,423
Issued in reinvestment of distributions	2,722,520	21,263,710	1,539,010	13,685,630
Redeemed	(8,941,778)	(79,182,668)	(9,594,882)	(86,357,975)
	5,810,885	45,611,817	4,187,457	37,785,078
Net increase (decrease)	(1,655,354)	$(46,554,546)	(7,622,340)	$(70,448,871)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$20,862,035	$15,100,659	—
Food Products	83,743,407	22,515,883	—
Health Care Equipment and Supplies	109,995,129	17,197,957	—
Hotels, Restaurants and Leisure	11,178,029	5,192,835	—
Industrial Conglomerates	71,142,726	26,611,376	—
Machinery	8,794,938	40,576,682	—
Metals and Mining	—	16,831,613	—
Oil, Gas and Consumable Fuels	255,692,679	54,261,891	—
Pharmaceuticals	265,192,402	5,890,638	—
Other Industries	1,871,176,032	—	—
Temporary Cash Investments	10,896	72,642,827	—
	$2,697,788,273	$276,822,361	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,458,103	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,522	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $162,662,875.

The value of foreign currency risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $1,458,103 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $12,522 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $12,357,633 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,340,098 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$75,346,441	$69,911,340
Long-term capital gains	$220,742,391	$160,764,073

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,506,256,347
Gross tax appreciation of investments	$608,186,642
Gross tax depreciation of investments	(139,832,355)
Net tax appreciation (depreciation) of investments	468,354,287
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(14,970)
Net tax appreciation (depreciation)	$468,339,317
Undistributed ordinary income	—
Accumulated long-term gains	$9,773,638

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
I Class
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
Y Class
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792
2018(3)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(5)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
C Class
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
R Class
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
R5 Class
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
2018(3)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $66,472,238, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,408,847 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2019.

The fund hereby designates $230,150,951, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2019.

The fund utilized earnings and profits of $13,993,328 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 1905

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $180,600
FY 2019:    $188,500

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $104,750
FY 2019:    $175,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 24, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 24, 2019